SCHEDULE 14A INFORMATION
                                 (Rule 14a-101)
Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant  [X]
Filed by a party other than the Registrant   [  ]

Check the appropriate box:
[X]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               NEBO PROUCTS, INC.
                (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[ ] No fee required.
[X] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and O-11.

         1) Title of each class of securities to which transactions applies: NEBO COMMON STOCK
                          ------------------

         2)     Aggregate number of securities to which transactions
                applies: 9,432,192 SHARES TO BE ISSUED AND 13,500,000 OPTIONS TO
                         -------------------------------------------------------
                BE ISSUED.
                ----------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): SHARES: $0.12 PER SHARE AS DETERMINED BY THE
                             --------------------------------------------
                PARTIES TO THE TRANSACTION; OPTIONS: $1,204,554 AGGREGATE VALUE
                ---------------------------------------------------------------
                OF THE OPTIONS AS COMPUTED UNDER THE BLACK-SCHOLES PRICING
                ----------------------------------------------------------------
                MODEL.
                -----

         4)     Proposed maximum aggregate value of transaction: $2,336,417.04
                                                                 -------------
                (BASED ON A VALUE OF $1,131,863.04 FOR THE SHARES BASED ON THE
                --------------------------------------------------------------
                PER SHARE PRICE ABOVE AND $1,204,554 FOR THE OPTIONS UNDER THE
                --------------------------------------------------------------
                BLACK-SCHOLES PRICING MODEL)
                ----------------------------

         5)     Total fee paid: $467.24
                                -------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)     Amount previously paid:
                                        ----------------------------------------
         2)     Form, Schedule or Registration Statement No.:
                                                              ------------------
         3)     Filing party:
                              --------------------------------------------------
         4)     Date filed:
                             ---------------------------------------------------

                              JOINT PROXY STATEMENT
                             NAVISET HOLDINGS CORP.
                                       AND
                               NEBO PRODUCTS, INC.

To the Shareholders of Naviset Holdings Corp. and NEBO Products, Inc.:

         After careful consideration, the boards of directors of NEBO and Naviset have unanimously approved a share exchange between NEBO and Naviset. In the share exchange, Naviset shareholders will exchange all of their Naviset shares for NEBO common stock. Each share of Naviset common stock will be exchanged in the share exchange for one share of NEBO. As a result of the share exchange, Naviset will become a wholly owned subsidiary of NEBO.

         To complete the share exchange, both companies must obtain the approval of their shareholders. The attached joint proxy statement provides detailed information concerning NEBO, Naviset, the share exchange and the proposals related to the share exchange to be presented at the special meetings held by each company. Please give all of the information contained in the joint proxy statement your careful attention. In particular, you should carefully consider the discussion in the section entitled Risk Factors beginning on page 14 of this joint proxy statement.

         The boards of directors of both companies have approved the share exchange agreement and determined the share exchange to be fair to and in the best interests of their respective shareholders. The boards of directors unanimously recommend that the shareholders of their respective companies vote FOR the proposals related to the share exchange.

         NEBO shareholders are cordially invited to attend the special meeting of NEBO shareholders to be held on October 10, 2002 at 10:00 a.m. local time at Parry's Lodge, 89 East Center Street, Kanab, Utah 84741.

         Naviset shareholders are cordially invited to attend the special meeting of Naviset shareholders to be held on October 10, 2002 at 8:00 a.m. local time at Parry's Lodge, 89 East Center Street, Kanab, Utah 84741.

         Please use this opportunity to take part in the affairs of NEBO and Naviset by voting on the share exchange proposal. Whether or not you plan to attend your company's special meeting, please complete, sign, date and return the accompanying proxy in the enclosed self-addressed stamped envelope. Returning the proxy does NOT deprive you of your right to attend the appropriate meeting and to vote your shares in person.

         We appreciate your consideration of this matter.

SCOTT HOLMES                                         LANCE HEATON
President, Chief Executive Officer          Chief Executive Officer and Chairman
  and Chairman                                   Naviset Holdings Corp.
NEBO Products, Inc.


Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined whether this joint proxy statement is accurate or adequate. Any representation to the contrary is a criminal offense.

This joint proxy statement is dated September 8, 2002 and was first mailed to NEBO shareholders and Naviset shareholders on or about September 8, 2002.

                               NEBO PRODUCTS, INC.
                          12382 Gateway Parkplace #300
                               Draper, Utah 84020
                                 (801) 495-2150

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 10, 2002


To Our Shareholders,

We will hold a special meeting of the shareholders of NEBO Products, Inc., a Utah corporation, at 10:00 a.m., local time, on October 10, 2002 at Parry's Lodge, 89 East Center Street, Kanab, Utah 84741, for the purpose of transacting the following business:

1. To consider and vote on a proposal to adopt the share exchange agreement dated August 21, 2002 between NEBO Products, Inc. and Naviset Holdings Corp.

2. To grant NEBO management the discretionary authority to adjourn or postpone the special meeting in order to enable the NEBO board of directors to solicit additional proxies if there are not sufficient votes at the originally scheduled time of the special meeting to adopt the share exchange agreement.

3. To approve an amendment to the company's articles of incorporation changing the corporate name to Naviset Holdings, Corp.;

4. To approve a stock option plan to grant options replacing the Naviset options assumed as part of the share exchange; and

5. To transact such other business as may properly come before the special meeting or any adjournment or postponement.

We describe these items more fully in the joint proxy statement attached to this notice. Please give your careful attention to all of the information in the joint proxy statement.

Only shareholders of record at the close of business on August 23, 2002, the record date, are entitled to notice of and to vote at the special meeting or any adjournment or postponement of the meeting. The share exchange and the name change proposals will require the affirmative vote of the holders of a majority of the shares of NEBO common stock outstanding on the record date. The other proposals require the affirmative vote of a majority of the votes cast at the meeting.

To ensure that your shares are represented at the special meeting, we encourage you to complete, date, sign and promptly return your proxy card in the enclosed postage prepaid envelope whether or not you plan to attend the special meeting in person. You may revoke your proxy in the manner described in the joint proxy statement at any time before it has been voted at the special meeting. Any shareholders attending the special meeting may vote in person even if the shareholder has returned a proxy.

By Order of the Board of Directors

Mont Warren
Secretary

September 8, 2002
Salt Lake City, Utah

                             NAVISET HOLDINGS CORP.
                             7665 South Main Street
                               Midvale, Utah 84047
                                 (801) 208-5050


                            NOTICE OF SPECIAL MEETING
                         TO BE HELD ON OCTOBER 10, 2002


To Naviset Shareholders:

Notice is hereby given that a special meeting of shareholders of Naviset Holdings Corp., a Utah corporation, will be held at Parry's Lodge, 89 East Center Street, Kanab, Utah 84741, on October 10, 2002 at 8:00 a.m., local time, for the purpose of transacting the following business:

1. To consider and vote on a proposal to adopt the share exchange agreement dated August 21, 2002, whereby the shares of Naviset will be exchanged one-for-one for shares of NEBO common stock and Naviset will become a wholly owned subsidiary of NEBO.

2. To grant Naviset management the discretionary authority to adjourn or postpone the special meeting in order to enable the Naviset board of directors to solicit additional proxies if there are not sufficient votes at the originally scheduled time of the special meeting to adopt the share exchange agreement.

3. To transact such other business as may properly come before the special meeting or any adjournment or postponement.

We describe these items more fully in the joint proxy statement attached to this notice. Please give your careful attention to all of the information in the joint proxy statement.

Only shareholders of record at the close of business on August 23, 2002, the record date, are entitled to notice of and to vote at the special meeting or any adjournment or postponement of the meeting. The share exchange will require the affirmative vote of the holders of a majority of the shares of Naviset common stock outstanding on the record date.

                             YOUR VOTE IS IMPORTANT

TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY FORM AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE POSTAGE PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON EVEN IF YOU HAVE RETURNED A PROXY.

By Order of the Board of Directors


Eric Keith
Secretary

September 8, 2002
Midvale, Utah

                       REFERENCE TO ADDITIONAL INFORMATION

This joint proxy statement incorporates by reference important business and financial information about NEBO and Naviset from documents that are not included in or delivered with this joint proxy statement. You may obtain copies of the documents incorporated by reference in this joint proxy statement without charge by requesting them in writing or by telephone from the appropriate company at the following addresses:

NEBO PRODUCTS, INC.
12382 Gateway Parkplace #300
Draper, Utah   84020
(801) 495-2150

NAVISET HOLDINGS CORP.
7665 South Main Street
Midvale, Utah 84047
(801) 208-5050

If you are a NEBO shareholder and you would like to request any documents related to NEBO, please do so by September 30, 2002 to receive them before the NEBO special meeting. If you are a Naviset shareholder and you would like to request any documents related to Naviset, please do so by September 30, 2002 to receive them before the Naviset special meeting.

For a more detailed description of the information incorporated by reference into this joint proxy statement and how you may obtain it, see Documents Incorporated by Reference on page 66.

                                TABLE OF CONTENTS


The Companies                                                                 6
Summary of the Share Exchange                                                 6
Forward Looking Statements                                                   13
Risk Factors                                                                 14
Voting Securities and Holders Thereof                                        22
The Parties                                                                  25
Proposal #1- NEBO & Naviset Shareholders Approval of the Proposed
     Share Exchange                                                          27
Interests of Certain Persons in Share Exchange                               32
The Share Exchange Agreements                                                36
Agreements Related to Share Exchange                                         45
Tax Matters                                                                  47
Description of NEBO Capital Stock                                            50
Comparison of Shareholders Rights                                            51
The NEBO Meeting                                                             55
The Naviset Meeting                                                          58
Recommendation of the Boards of Directors                                    61
NEBO Proposal #2- Approval of Amendments of NEBO's Articles of Incorporation
     to Change Our Name to Naviset Holdings, Corp.                           61
NEBO Proposal #3- Approval and Adoption of the 2002 Stock Option Plan        62
Legal Matters                                                                66
Experts                                                                      66
Documents Incorporated by Reference                                          66
Where You Can Find More Information                                          67

Annex A - Share Exchange Agreement
        Exhibit A- Naviset Voting Agreement
        Exhibit B- NEBO Voting Agreement
        Exhibit C- Affiliate Agreement

Annex B - Part 13 of Utah Revised Business Act - "Dissenter's Rights"

Annex C - Form of Amendment to Change Corporate Name

Annes D - 2002 Stock Option Plan

                      SUMMARY OF THE JOINT PROXY STATEMENT

This joint proxy statement pertains to, among other matters, the exchange of Naviset shares for common stock of NEBO, and it is being sent to the holders of NEBO common stock and the holders of Naviset common stock as of August 23, 2002, the record date for the transactions. This summary pertains to the share exchange and may not contain all of the information that is important to you. You should read carefully this entire document and the other documents referenced in it for a more complete understanding of the share exchange. In particular, you should read the share exchange agreement and its exhibits, which are attached as Annex A.

                                  The Companies

NEBO Products, Inc. ("NEBO"), a Utah corporation, supplies hand tools and weekend camping gear to U.S. retailers. Most of its products are manufactured in Taiwan, the People's Republic of China, and India and are imported by the company to the United States for sale under the company's trademark NEBO(R) or under retailers' own private labels.

Naviset Holdings Corp. ("Naviset"), a Utah corporation, was founded in 2001 and is headquartered in Midvale, Utah. Naviset is developing into a multi-dimensional enterprise of businesses operating in different geographic locations, selling a broad spectrum of high-quality products and services.


                          Summary of the Share Exchange

The following questions and answers are intended to address briefly some commonly asked questions regarding the share exchange. These questions and answers may not address all the questions that may be important to you. Please refer to the more detailed information contained elsewhere in this joint proxy statement including the share exchange agreement and the exhibits and other documents attached to this joint proxy statement and the other documents referenced in it.

The Share Exchange

Question:         What is the proposed share exchange? (See page 36)

Answer: In the proposed share exchange, Naviset shareholders will exchange all of the issued and outstanding common stock of Naviset for shares of NEBO common stock. The transaction is structured as a share exchange. The Naviset shareholders will receive one share of NEBO common stock for each share of Naviset common stock owned by them. The share exchange agreement is attached to this joint proxy statement as Annex
                  A. You are encouraged to read it carefully.

Question:         Am I being asked to vote on anything else? (See pages 61-62)

Answer:           Yes.

                  o If you are a NEBO shareholder, the NEBO board of directors is asking you to authorize NEBO to adjourn or postpone the NEBO special meeting if the number of shares of NEBO common stock present or represented and voting in favor of the share exchange is insufficient to adopt the share exchange agreement under Utah law. Adjourning the special meeting to a later date will give NEBO additional time to solicit proxies to vote in favor of the share exchange.

                  o If you are a Naviset shareholder, the Naviset board of directors is asking you to authorize Naviset to adjourn or postpone the Naviset special meeting if the number of shares of Naviset common stock present or represented and voting in favor of the share exchange is insufficient to adopt the share exchange agreement under Utah law. Adjourning the special meeting to a later date will give Naviset additional time to solicit proxies to vote in favor of the share exchange.

                  o If you are a NEBO shareholder, you are being asked to approve the share exchange and the election of a new NEBO board of directors effective upon the closing of the share exchange.

                  o If you are a NEBO shareholder, you are being asked to approve the amendment of the company's articles of incorporation to change the name of the corporation to "Naviset Holdings, Corp." effective upon the closing of the share exchange.

                  o If you are a NEBO shareholder, you are being asked to approve the adoption of a new stock option plan under which the existing Naviset stock options will be converted to options for the purchase of NEBO common stock.

Question:         What will I receive in the share exchange? (See page 36.)

Answer: Naviset shareholders will receive, in exchange for each of their Naviset shares, one share of NEBO common stock. NEBO shareholders are not participating directly in the exchange and their current stock ownership in the company will not be changed.

Question:         What will happen to existing options to purchase Naviset
                  common stock?  (See page 37.)

Answer: Each option to purchase Naviset common stock outstanding immediately before the completion of the share exchange will automatically become an option to purchase NEBO common stock. The number of NEBO shares which may be purchased under each assumed option will be equal to the number of Naviset shares that were purchasable upon exercise of the option before the share exchange. The exercise price per share will be the pre-share exchange exercise price and the expiration date shall be the pre-share exchange expiration date.

Question:         What percentage of NEBO will the Naviset shareholders and the
                  NEBO shareholders own following the share exchange?
                  (See page 36)

Answer: After the share exchange, based on shares outstanding as of the date of this joint proxy statement the current NEBO shareholders would continue to own 18,797,445 shares or approximately 66.6% of the outstanding shares of NEBO and the former Naviset shareholders would own 9,432,192 shares or approximately 33.4% of the outstanding shares of NEBO.

Question:         When do you expect the share exchange to be completed?

Answer: NEBO and Naviset are working toward completing the share exchange as quickly as possible. We hope to complete the share exchange during the fourth calendar quarter of 2002 promptly following the approval of the share exchange by the NEBO shareholders and Naviset shareholders. However, the share exchange is subject to several conditions that could affect the timing of its completion. The parties intend the acquisition of Naviset by NEBO to close effective September 30, 2002, although the approval of the shareholders and other conditions may not be satisfied or completed until several days later. If the conditions are not satisfied or fulfilled, the parties will unwind the acquisition transaction.

Question:         Are there risks involved in undertaking the share exchange?
                  (See page 14)

Answer: Yes. In evaluating the share exchange, you should carefully consider the factors discussed in the section of the joint proxy statement entitled Risk Factors beginning on page 14.

Question:         Are there conditions to completion of the share exchange?
                  (See page 42)

Answer: NEBO's and Naviset's respective obligations to complete the share exchange are subject to the satisfaction or waiver of specified closing conditions. If either NEBO or Naviset waives any of these conditions, each company will consider the facts and circumstances at that time and make a determination whether a resolicitation of proxies from its respective shareholders is appropriate.

Question:         Is the share exchange subject to governmental approvals?
                  (See page 66)

Answer: No. We are not aware of any governmental approvals that are required in connection with the transaction.

Question:         What shareholder approvals are required for approval of the share exchange? (See pages 27 and 62)

Answer: The affirmative vote of the holders of a majority of the issued and outstanding shares of common stock of NEBO cast in person or by proxy must approve the share exchange proposal, and the change of corporate name. The affirmative vote of a majority of the votes cast at the special meeting is required for the approval of the new stock option plan, and the other matters contained in the share exchange proposal.

                  Under applicable Utah law, the affirmative vote of the holders of a majority of the issued and outstanding shares of common stock of Naviset cast in person or by proxy must approve the share exchange proposal as described above. In addition, however, the parties have agreed that either party may terminate the share exchange agreement if the holders of more than 3% of the outstanding Naviset shares vote against the exchange and exercise their dissenters' rights under the Utah law.

Question:         Are there any NEBO or Naviset shareholders already committed to voting in favor of the share exchange? (See page 58)

Answer:           Yes.

                  o NEBO officers, directors and shareholders who collectively hold approximately 10.2% of the voting power of the NEBO common stock outstanding as of August 23, 2002 entered into a voting agreement with Naviset requiring them to vote all of their shares in favor of the share exchange proposal.

                  o Naviset officers, directors and shareholders who collectively hold approximately 29% of the voting power of the Naviset common stock outstanding as of August 23, 2002 entered into a voting agreement with NEBO requiring them to vote all of their shares in favor of the share exchange proposal.

Question:         Who will be the directors of NEBO following the share
                  exchange?

Answer: Following the share exchange, the board of directors of NEBO is expected to consist of seven members of which one member will be from the NEBO board, two members will be from Naviset board, and four new members will be unanimously appointed by these three members. The four new members will be independent as that term is defined by the regulations of the Nasdaq Stock Market. The initial post-exchange board members will be Scott Holmes, Lance Heaton and Eric Keith.

Question:         Who will be the executive officers of NEBO following the share exchange?

Answer: After the share exchange, the executive officers of NEBO will be:

                  o      Lance Heaton, Chief Executive Officer and Chairman
                  o      Eric Keith, President
                  o      Ben Gould, Chief Strategy and Operating Officer
                  o      Byron Smith, Chief Financial Officer
                  o      Scott Holmes, Sr. Vice President

Question:         Why are NEBO and Naviset proposing the share exchange?
                  (See pages 28-31)

Answer: NEBO and Naviset are proposing the share exchange to create a company with diverse operating divisions and subsidiaries in industries that present roll-up and acquisition opportunities. The boards of directors of the two companies believe that NEBO's business will benefit from the strong business and management expertise of the Naviset management team and that the opportunities for growth are enhanced with the addition of the Naviset holdings to the NEBO portfolio of companies and operations.

Question:         Does the board of directors of NEBO recommend voting in favor of the share exchange?

Answer: Yes. At the present, the board of directors of NEBO consists of one person, Scott Holmes. After careful consideration, Mr. Holmes believes that this opportunity is in the best interests of the NEBO shareholders and has recommended that the shareholders vote in favor of the share exchange proposal and all matters contained in the share exchange proposal.

Question:         Does the board of directors of Naviset recommend voting in favor of the share exchange? (See page 61)

Answer: Yes. After careful consideration, Naviset's board of directors unanimously recommends that its shareholders vote in favor of the share exchange proposal.

Question:         Do any of the persons involved in the share exchange have
                  interests that may conflict with mine? (See pages 32)

Answer: Yes. When considering the recommendations of the NEBO and Naviset boards of directors, you should be aware that certain NEBO and Naviset directors and officers have interests in the share exchange that are different from, or are in addition to, yours. These interests include:

                  o      the post-exchange employment by NEBO of Lance Heaton as
                         Chairman  and  Chief  Executive   Officer,   Eric
                         Keith  as President,   Ben  Gould  as  Chief  Strategy
                         and Operating Officer, Byron Smith as Chief Financial Officer, and Scott Holmes as Sr. Vice President;

                  o the appointment of Messrs. Heaton and Keith to director positions in NEBO;

                  o stock options held by Naviset executive officers and directors, which will be assumed by NEBO upon completion of the share exchange; and

                  o indemnification provided to the present and former executives and directors of NEBO and Naviset.

Question:         Did financial advisors render fairness opinions in connection with the share exchange?

Answer: No. The companies have not sought and do not expect to seek any outside opinions concerning the fairness of the share exchange to the shareholders of the respective companies. You should consider the risk associated with this decision not to seek an independent review of the terms of the share exchange proposal when deciding how to vote at your special meeting.

Steps for You to Take

Question:         What do I need to do now?

Answer: After carefully reading and considering the information contained in this joint proxy statement, please complete, date, sign and mail your proxy card in the enclosed return envelope as soon as possible so that your shares will be represented at your respective shareholder meeting.

                  If you do not include instructions on how to vote a properly signed proxy card, your common stock will be voted FOR adoption of the share exchange agreement and the adjournment proposal and any other matters to be voted upon at the meeting.

                  Your vote is important regardless of the number of shares that you own.

Question:         When and where will the vote take place? (See pages 55 and 58)

Answer: The special meeting of shareholders for NEBO will be held at Parry's Lodge, 89 East Center Street, Kanab, Utah 84741, on October 10, 2002 at 10:00 a.m., local time. The Naviset special meeting will be held at Parry's Lodge, 89 East Center Street, Kanab, Utah 84741, on October 10, 2002 at 8:00 a.m., local time.

Question:         Should I send in my Naviset stock certificates now? (See
                  page 33)

Answer: No. After the share exchange is approved, NEBO's exchange agent will send you written instructions for exchanging your Naviset stock certificates for NEBO stock certificates.

Question:         What do I do if I want to change my vote after I have
                  submitted my proxy? (See pages 56 and 59)

Answer: You can change your vote at any time before your proxy is voted at your meeting. There are three ways for you to do this:

                  o If you are a holder of NEBO common stock or Naviset common stock, send written notice to the secretary of NEBO or Naviset (as appropriate) that you wish to revoke or change your proxy,

                  o Send a newly completed proxy to NEBO (if you are a holder of NEBO common stock) or Naviset (if you are a holder of Naviset common stock) bearing a date later than your original proxy prior to the vote at your meeting, or

                  o Attend the NEBO special meeting (if you own NEBO common stock) or the Naviset special meeting (if you own Naviset common stock) and vote in person. You should be aware that simply attending the special meeting will not automatically revoke your proxy. You must at that time announce your intention to withdraw your proxy and to vote in person at the meeting.

Question:         What happens if a NEBO or a Naviset shareholder does not vote?
                  (See page 34)

Answer: If a shareholder of NEBO or Naviset fails to submit a proxy or vote at the special meeting, your shares will not be counted as present for purposes of determining the presence or absence of a quorum and will have the same effect as a vote AGAINST adoption of the share exchange agreement but will have no effect on the adjournment proposal. If you sign and return your proxy and do not indicate how you want to vote, your proxy will be counted as present for purposes of determining the presence of a quorum and will be voted FOR adoption of the share exchange agreement and FOR approval of the adjournment proposal and the other proposals to be considered at the meeting. If you submit a proxy and affirmatively elect to ABSTAIN from voting, your proxy will be counted as present for the purpose of determining the presence of a quorum but will not be voted at the special meeting. Consequently, your abstention will have the same effect as a vote AGAINST adoption of the share exchange agreement but will have no effect on the adjournment proposal.

Question:         Am I entitled to dissenters' or appraisal rights in connection with the share exchange? (See page 34)

Answer: NEBO shareholders are not entitled to dissenters' rights in connection with the exchange under Utah corporate law. Naviset shareholders may exercise dissenters' rights as outlined in the Utah statute.

Other Matters to Consider

Question:         How do the market prices of NEBO common stock and Naviset
                  common stock compare? (See page 50)

Answer: NEBO's common stock trades in the OTC market. On August 21, 2002, the day before the exchange was first announced publicly, the trading price of the NEBO common stock was $0.08 on the bid and $0.11 on the ask, with the last trade at $0.08 per share. Naviset common stock does not trade publicly and there is currently no market for its shares.

Question:         What are the federal income tax consequences of the share
                  exchange? (See page 47)

Answer: We expect that, in general, NEBO, Naviset and NEBO shareholders will not recognize a gain or loss for Federal income tax purposes as a result of the share exchange. Set forth in Tax Matters -- Material Federal Income Tax Considerations is a description of the material federal tax consequences of the transaction. The tax consequences to each Naviset shareholder will depend on the facts of that shareholder's own situation. Therefore, Naviset shareholders are urged to consult their own tax advisors to determine the particular tax consequences of the share exchange to them.

Question:         How will the share exchange be accounted for? (See page 33)

Answer: The share exchange will be accounted for as a purchase for financial accounting purposes in accordance with accounting principles generally accepted in the United States. The results of operations and cash flows of Naviset will be included in NEBO's financial statements prospectively as of the consummation of the share exchange. The parties intend that the effective date of the acquisition will be September 30, 2002, despite the fact that the special meetings approving the exchange and the actual physical exchange of stock certificates will not occur until several days following that date. Priot to the share exchange, NEBO intends to adopt Naviset's fiscal year end of September 30.

Question:         Does the share exchange agreement permit termination of the share exchange?  (See pages 43-44)

Answer: Yes. The share exchange agreement may be terminated prior to the effectiveness of the share exchange under some circumstances.

Question:         Is payment of a termination fee required? (See page 45)

Answer: No, there is no fee payable if the share exchange is terminated before it is consummated. Each side would be responsible for the payment of its own fees and expenses, including professional fees incurred in connection with the transaction, regardless of whether or not it is consummated.

Question:         May NEBO or Naviset solicit acquisition proposals from other parties? (See pages 40-42)

Answer: No. Both parties have agreed, subject to limited exceptions for responses to unsolicited bona fide offers, not to initiate or engage in discussions with other parties concerning a business combination with another party while the share exchange is pending.

Question:         How will changing the corporate name of NEBO to Naviset
                  Holdings, Corp. affect the company?

Answer: The change in corporate name is consistent with the overall intention of the parties to create value for the company's shareholders by ownership of a diversified portfolio of companies. The current NEBO operations will be one of these
                  portfolio   operations   and   should   continue   to  enjoy
                  recognition and benefit from the branding efforts of the company prior to the exchange. Naviset owns two operating entities, Pelican Point Rock Products, Inc. and Meadow Brook Senior Services Corporation. These entities will continue to use their brands and carry on their operations under those names following the exchange. Because the Naviset name has not been used for specific operating entities or to brand a particular product line, the boards of directors of the two parties believed the Naviset name would be a better choice for the corporate name of the parent company of the diverse operating entities.

Question:         Are there restrictions on the ability to sell NEBO shares
                  received as a result of the share exchange? (See page 46)

Answer: The NEBO shares issued in exchange for the Naviset common stock will be restricted shares. NEBO has agreed to register for resale under the Securities Act the NEBO shares to be issued in the share exchange within six months of the effective date of the share exchange. See Agreements Related to the Share Exchange-- Registration Rights, beginning on page 46. Until such time as a registration statement is effective, the shares of NEBO common stock received by Naviset shareholders will not be freely transferable except pursuant to an effective registration statement or an exemption from the registration requirements of the Securities Act.

                           FORWARD-LOOKING STATEMENTS

You should not place undue reliance upon forward-looking statements in this joint proxy statement. This joint proxy statement and the documents incorporated by reference into this joint proxy statement contain forward-looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to NEBO and Naviset and their respective businesses, financial conditions, results of operations, cash flows, dividends, financing plans, business strategies, operating efficiencies or synergies, budgets, capital and other expenditures, competitive positions, growth opportunities for existing products, benefits from new technology, plans and objectives of management, markets for NEBO common stock and other matters relating to NEBO and Naviset. We use words such as anticipates, believes, plans, expects, future, intends, may, will, should, estimates, predicts, potential, continue and similar expressions to identify forward-looking statements.

These forward-looking statements, wherever they occur in this joint proxy statement, are estimates reflecting the present best judgment of the senior management of NEBO and Naviset, respectively, and are not guarantees of future performance. These forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in this joint proxy statement. Important factors that could cause actual results to differ materially from the forward-looking statements include the following:

                  o combining and successfully integrating the businesses of NEBO and Naviset may cost more or be more difficult than we expect;

                  o the completion of the proposed share exchange could be materially delayed or prohibited;

                  o general economic conditions or conditions in securities markets may be less favorable than we currently anticipate, which may result in, among other things, lower than expected revenues or results of operations for NEBO;

                  o cost savings and revenue enhancements that we expect from the share exchange may not be fully realized or realized within the expected time frame;

                  o retaining key personnel may be more difficult than we expect;

                  o contingencies may arise of which we were not aware or of which we underestimated the significance;

                  o our revenues after the share exchange may be lower than we expect;

                  o we may lose more business or customers after the share exchange than we expect or our operating costs may be higher than we expect;

                  o the amount (both in absolute dollars and as a percentage of net sales) of NEBO and Naviset expenditures for selling, general and administrative and capital acquisitions and improvements may be materially greater or less than those expected;

                  o development costs, anticipated completion, introduction and projected revenues from NEBO's and Naviset's new and developing products and technologies may be materially different than anticipated;

                  o changes in technology may increase the number of competitors NEBO or Naviset faces or require significant capital expenditures to provide competitive products and services;

                  o the effects of vigorous competition in the markets in which NEBO and Naviset operate may be materially different from that anticipated;

                  o      adverse changes may occur in the securities markets; or

                  o the risks described under Risk Factors beginning on page 14 or other risks may occur.

NEBO shareholders and Naviset shareholders are cautioned not to place undue reliance on the forward-looking statements contained in this joint proxy statement, which speak only as of the date of this joint proxy statement or the date of the documents incorporated by reference in this joint proxy statement in which they appear.

This joint proxy statement also contains forward-looking statements attributed to third parties relating to their estimates regarding the growth of certain markets. Forward-looking statements are subject to known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance, achievements and prospects to be materially different from those expressed or implied by such forward-looking statements. These risks, uncertainties and other factors include, among others, those identified under Risk Factors and elsewhere in this joint proxy statement.

Neither NEBO nor Naviset is under any obligation, and each expressly disclaims any obligation, to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking statements discussed in this joint proxy statement might not materialize.

                                  RISK FACTORS

The share exchange and the business of NEBO involve a high degree of risk. By voting in favor of the proposals submitted to you, current Naviset shareholders will be choosing to invest in NEBO common stock, and current NEBO shareholders will face dilution of their ownership interest in NEBO. An investment in NEBO common stock involves a high degree of risk. In addition to the other information contained in this joint proxy statement and the documents incorporated by reference, you should carefully consider all of the following risk factors relating to the proposed share exchange, NEBO and Naviset in deciding whether to vote for the proposals submitted to you. References below to we, us, our and ours refer to NEBO and its consolidated subsidiaries.

Risks Related to the Proposed Share Exchange

NEBO may face challenges in integrating Naviset with its operations and, as a result, may not realize the expected benefits of the share exchange.

NEBO may not be successful in integrating Naviset and NEBO's respective businesses. Integrating Naviset's operations and personnel with NEBO's will be a complex process. The integration may not be completed rapidly or achieve the anticipated benefits of the share exchange. The successful integration of the two businesses will require, among other things, the following:

                  o integration of the two companies' products and services, sales and marketing, information and software systems and other operations;

                  o retention and integration of management and other key employees;

                  o coordination of ongoing and future research and development efforts and marketing activities;

                  o retention of existing customers of both companies and attraction of additional customers;

                  o retention of strategic partners of each company and attraction of new strategic partners;

                  o developing and maintaining uniform standards, controls, procedures and policies;

                  o identifying and eliminating redundant and underperforming operations and assets;

                  o      capitalizing on cross-selling opportunities;

                  o      minimization of disruption of each company's ongoing
                          business and distraction of its management; and

                  o      limiting expenses related to integration.

NEBO may not succeed in addressing these risks or any other problems encountered in connection with the share exchange. The diversion of the attention of management and any difficulties encountered in the process of combining the companies could cause the disruption of, or a loss of momentum in, the activities of NEBO's business or could cause the impairment of relationships with customers and business partners. Further, the process of combining Naviset's business with NEBO's could negatively affect employee morale and NEBO's ability to retain some key NEBO and Naviset employees after the share exchange.

The value of NEBO common stock issued in the share exchange will depend on its market price at the time of the share exchange, and no adjustment will be made as a result of changes in the market price of NEBO's or Naviset's common stock.

Upon completion of the share exchange, each share of Naviset common stock will be exchanged for one share of NEBO common stock. The exchange ratio will not be adjusted for changes in the market price of NEBO common stock or the value of Naviset's common stock. As a result, the specific dollar value of NEBO common shares that Naviset shareholders will receive and that NEBO shareholders will retain upon completion of the share exchange will depend on the market value of NEBO common stock when the share exchange is completed, and may increase or decrease from the date you submit your proxy or the time of the shareholder meetings of NEBO and Naviset. The market prices of NEBO common stock are subject to the general price fluctuations in the market for publicly traded equity securities and have recently experienced significant volatility. We cannot predict or give you any assurances as to the market price of NEBO common stock at any time before or after the completion of the share exchange and, therefore, we cannot value with any degree of certainty the consideration that will be received in the share exchange.

Certain aspects of the share exchange could harm the financial results of NEBO. Certain aspects of the structure of the business combination and the integration of the two companies moving forward could harm the financial results of NEBO. For example, because the share exchange will be accounted for as a purchase business combination for financial accounting purposes, NEBO will lose an amount of Naviset deferred revenue to goodwill. Additionally, purchase accounting is expected to create intangible assets (separate from goodwill) that will result in a non-cash, quarterly amortization expense and a one-time charge for transaction related expenses (separate from any other nonrecurring and/or restructuring charges that might be incurred). One-time restructuring charges will be incurred in connection with the share exchange resulting from the elimination of redundant facilities, personnel and assets. NEBO will also incur deal costs relating to legal, accounting, banking and other professional fees after the transaction closes.

If the benefits of the share exchange do not exceed the associated costs, or if costs related to the share exchange exceed estimates, including costs associated with integrating the two companies, lost or deferred revenues and dilution of NEBO shareholders resulting from the issuance of NEBO common stock in connection with the share exchange, NEBO's financial results, including earnings per share, could be materially harmed.

The market price of NEBO's common stock may decline as a result of the share exchange.
The market price of NEBO common stock may decline as a result of the share exchange for a number of reasons, including if:

                  o the integration of NEBO and Naviset is unsuccessful or not completed in a timely and efficient manner;

                  o NEBO does not achieve the expected benefits of the share exchange as rapidly or to the extent anticipated by financial or industry analysts;

                  o the effect of the share exchange on NEBO's financial results is not consistent with the expectations of financial or industry analysts; and

                  o significant shareholders of NEBO following the share exchange decide to dispose of their shares because the results of the share exchange are not consistent with their expectations.

Failure to complete the share exchange could negatively impact the market price of NEBO common stock and Naviset common stock and the future business and operations of each company.

If the share exchange is not completed for any reason, NEBO and Naviset will be subject to a number of material risks, including:

                  o the market price of NEBO's common stock may decline to the extent that the current market price reflects a market assumption that the share exchange will be completed;

                  o each company's costs related to the share exchange, such as legal and accounting fees and a portion of the investment banking fees, must be paid even if the share exchange is not completed;

                  o benefits that each company expects to realize from the share exchange would not be realized; and

                  o the diversion of management attention from the day-to-day businesses of NEBO and Naviset, the scaling back of marketing and capital spending and the unavoidable disruption to their employees and their relationships with customers and suppliers during the period before consummation of the share exchange may make it difficult for NEBO and Naviset to regain their financial and market positions if the share exchange does not occur.

During the pendency of the share exchange, each of NEBO and Naviset may not be able to enter into a share exchange or business combination with another party at a favorable price because of restrictions in the share exchange agreement.

Covenants in the share exchange agreement impede the ability of each of NEBO and Naviset to make acquisitions or complete other transactions that are not in the ordinary course of business but that could be favorable to them and their respective shareholders pending completion of the share exchange. As a result, if the share exchange is not consummated, each of NEBO and Naviset may be at a disadvantage to its competitors. In addition, while the share exchange agreement is in effect and subject to very narrowly defined exceptions, each of NEBO and Naviset is prohibited from soliciting, initiating, encouraging or entering into certain extraordinary transactions, such as a share exchange, sale of assets or other business combination outside the ordinary course of business, with any third party.

Charges to earnings resulting from the application of the purchase method of accounting may adversely affect the market value of NEBO common stock following the share exchange.

In accordance with United States generally accepted accounting principles, NEBO will account for the share exchange using the purchase method of accounting, which will result in charges to earnings that could have a material adverse effect on the market value of NEBO common stock following completion of the share exchange. Under purchase accounting, NEBO will record as the cost of the share exchange the market value of the share exchange consideration and the amount of direct transaction costs. NEBO will allocate the cost of the share exchange to Naviset's net tangible assets, amortizable intangible assets, intangible assets with indefinite lives and in-process research and development, if any, based on their fair values as of the date of completion of the share exchange, and record the excess of the purchase price over those fair values as goodwill. The portion of the estimated purchase price allocated to in-process research and development will be expensed by NEBO in the quarter in which the share exchange is completed. NEBO may incur additional depreciation and amortization expense over the useful lives of certain of the net tangible and intangible assets acquired in connection with the share exchange. In addition, to the extent the value of these assets, including goodwill or intangible assets with indefinite lives becomes impaired, NEBO may be required to incur material charges relating to the impairment of those assets. These depreciation, amortization, in-process research and development and potential impairment charges will have a negative effect on the net income of NEBO for the foreseeable future, which could have a material impact on NEBO's results of operations and the market value of its common stock following the share exchange.

NEBO and Naviset may lose key personnel, customers and business partners due to uncertainties associated with the share exchange. Current and prospective employees, customers and business partners of NEBO and Naviset may experience uncertainty about their future relationships with NEBO. Such uncertainty may adversely affect NEBO's ability to attract and retain key management, sales, marketing and technical personnel. Current and prospective customers and business partners may, in response to the announcement or consummation of the share exchange, delay or cancel purchasing decisions as they evaluate the likelihood of successful integration or may instead purchase products or services from competitors. Any delay in, or cancellation of, purchasing decisions could adversely affect the business of NEBO.

Some of NEBO's and Naviset's current officers and directors have conflicts of interest that may influence them to support or approve the share exchange.

The directors and officers of NEBO and Naviset participate in arrangements and have continuing indemnification against liabilities that provide them with interests in the share exchange that are different from or are in addition to yours, including the following:

                  o Messrs. Scott Holmes, Lance Heaton, Eric Keith, Ben Gould and Byron Smith will become executive officers of NEBO following the share exchange. In addition, Messrs. Holmes, Heaton and Keith will become directors of NEBO. Certain of these officers and directors hold shares of NEBO and/or Naviset stock, or options to purchase such shares.

                  o In connection with the share exchange, Messrs. Holmes, Heaton, Keith, Gould and Smith will have entered into employment agreements, conditioned and effective upon the completion of the share exchange, whereby each will be provided with certain incentives to remain employed by NEBO following the share exchange.

                  o Under the terms of the share exchange agreement, NEBO will issue replacement options to the holders of options to purchase Naviset common stock based on the exchange ratio with respect to the share exchange. Messrs. Heaton, Keith, Gould and Smith will receive options for the purchase of 4,200,000 shares, 2,900,000 shares, 2,600,000 shares, and 2,400,000 shares of NEBO common stock, respectively, in exchange for outstanding options they presently hold for the purchase of Naviset common stock. (See page 65)

In connection with the share exchange, Naviset has agreed to amend the outstanding option agreements of Messrs. Dave McGinn and Kevin Ash, former Naviset executive officers who will not become directors or officers of NEBO, so that their options to the extent existing and vested will remain exercisable following the termination of service as employees of Naviset for a period of 12 months from the date of termination.

The receipt of compensation or other benefits in or contingent upon the share exchange, or the continuation of indemnification arrangements for current officers or directors of NEBO or Naviset may influence such persons to support or approve the share exchange.

Although NEBO's products will continue to be branded with the existing NEBO trademarks, the adoption of a new corporate name after completion of the share exchange may adversely affect its results of operations.

Following the consummation of the share exchange, we intend to change the corporate name of NEBO to a new name. Although we will continue to use the existing NEBO brands in connection with the marketing and sale of our hardware and sporting goods product lines, the adoption of the new corporate name may prevent NEBO from taking advantage of certain goodwill existing customers and strategic partners of NEBO and Naviset currently associate with their respective names. Further, we expect to incur significant expense in effecting the name change and in marketing efforts to promote brand recognition of the new name, and these efforts may prove to be a distraction to the management of NEBO.

Risks Related to NEBO After the Exchange

NEBO and Naviset each have experienced net losses in the past, and NEBO may be unable to achieve or maintain profitability. NEBO has incurred substantial net losses both recently and in the past, including a net loss of $1,107,088 in the six months ended June 30, 2002, $616,446 in the three months ended June 30, 2002 and a net loss of $1,240,455 in its fiscal year ended December 31, 2001. In addition, since Naviset began operations in May 2001, it has incurred substantial net losses in every fiscal quarter. We expect to incur significant expenses in connection with the integration of Naviset into NEBO and the continued expansion of this combined business, and, as a result, the business will need to generate significant revenues to achieve and maintain profitability. We cannot predict whether the business of NEBO will achieve or sustain profitability in any future period.

A management team consisting of current NEBO and Naviset executives will manage NEBO, and this management team may undertake a strategy and business direction that is different from that which would be undertaken by NEBO's current management team.

After the closing of the exchange, the new management team of NEBO will consist of certain current NEBO and Naviset executives. The manner in which the new management team conducts the business of NEBO, and the direction in which the new management team moves the business, may differ from the manner and direction in which the current management of either NEBO or Naviset would direct the combined or separate companies on a stand-alone basis. This control by the new management team, together with the effects of future market factors and conditions, could ultimately evolve into an integration and business strategy that, when implemented, differs from the strategy and business direction currently recommended by NEBO's or Naviset's current management and board of directors. The new management team, and any change in business or direction, may not improve, and could adversely impact, NEBO's financial condition and results of operations.

NEBO's failure to manage its rapid expansion effectively could hurt NEBO's operations and business.

Naviset has recently experienced rapid expansion of its operations, which has placed, and is expected to continue to place, significant demands on NEBO's executive, administrative, operational and financial personnel and systems. NEBO's future operating results will substantially depend on the ability of its officers and key employees to manage changing business conditions and to implement and improve its operational, financial control and reporting systems. If NEBO is unable to respond to and manage changing business conditions, its business and results of operations could be materially adversely affected.

NEBO's and Naviset's expense levels are fixed in the short term. As a result, NEBO may be unable to adjust spending to compensate for unexpected revenue shortfalls.

NEBO's and Naviset's expense levels are based in significant part on their respective expectations regarding future revenues and are fixed to a large extent in the short term. Accordingly, following the share exchange, NEBO may be unable to adjust spending in a timely manner to compensate for any unexpected revenue shortfall. Any significant revenue shortfall would therefore have a material adverse effect on NEBO's results of operations. This risk materialized for NEBO in the six months ended June 30, 2002, when profit was dramatically negatively affected by a shortfall in revenues compared to management's expectations.

Risks Related to NEBO's Business

The audited financial statements have been prepared on the assumption that NEBO will continue as a going concern.


The financial statements of NEBO that are included in this proxy statement have been prepared on the assumption that NEBO will continue as a going concern. NEBO's deficit in working capital, shareholders' deficit and recurring net losses raise substantial doubt about its ability to continue as a going concern. If NEBO is not successful in generating additional sales, reducing expenses, or obtaining additional financing, it may be required to scale back or discontinue operations, in which case its investors could lose all or substantially all of their investment.


NEBO faces intense competition from larger and better-established companies that may prevent it from ever becoming a significant market leader.


NEBO may experience competition from potential customers or partners to the extent that they manufacture or market their own competing product lines. Many of these competitors may have longer operating histories, greater financial, technical and marketing resources, and enjoy existing name recognition and customer bases. New competitors may emerge and rapidly acquire significant market share. In addition, new technologies likely will increase the competitive pressures NEBO faces. Competitors may be able to respond more quickly to technological change, competitive pressures, or changes in consumer demand. As a result of their advantages, NEBO's competitors may be able to limit or curtail its ability to compete successfully. These competitive pressures could materially adversely affect NEBO's business, financial condition, and results of operations.


In 2000, a significant portion of NEBO's net sales was to two customers. During 2001, NEBO did not continue a relationship with one of its two largest customers of 2000, which contributed to lower gross revenues for the year ended December 31, 2001 compared to 2000.


In 2000, sales to Home Depot totaled approximately 25% of net sales. In addition, Sam's Club accounted for approximately 21% of NEBO's net sales in 2000. In 2001, sales to Home Depot totaled approximately 15% of net sales and there were no sales to Sam's Club. NEBO has no arrangements or contracts with any customers that would require them to purchase a specific amount of product from NEBO and they are therefore free to choose at will from among suppliers of like products. The decrease in Home Depot sales and elimination of sales to Sam's Club, was partially offset by increases in sales to Menards, Worldwide Distributors, and various small hardware and outdoor products retailers. The failure to continue to receive orders from Sam's Club reduced total revenues in 2001 as compared to 2000 and adversely affected net income for the year.


There is no assurance that NEBO's future products will be accepted in the market.


Although NEBO has had some success with its 13-in-1 product, future products may not be accepted in the market. For NEBO to be profitable, retail customers must accept its products as beneficial and worthwhile. Market acceptance will require substantial education about the benefits of NEBO's products. If consumers do not accept NEBO's products or acceptance takes a long time, revenues and profits will be reduced. NEBO can provide no assurance that there will be a favorable market for its products or that it will realize a profitable rate of return.


NEBO may be subjected to claims under product liability law, which could cause it to incur significant expense to defend and that might require that NEBO pay high damage awards.


Although NEBO insures against possible liability for injury or damages resulting from the misuse of or defects in its products, there is no assurance that NEBO will continue to maintain that insurance or that it will be available on reasonable terms. NEBO may incur liability to consumers based on claims that its products are harmful or ineffective. Those claims, even if unfounded, could cause damage to NEBO's reputation, result in expensive product recalls, or result in high litigation expense.


The loss of NEBO's exclusive distribution rights could limit or possibly eliminate access to its most successful market to date.


NEBO has purchased and distributed one of its products, the NEBO 13-in-1 multi-bit ratchet screwdriver, under an exclusive arrangement with the owner of the design for the product. Sales from this product totaled $1.3 million, or approximately 27.5% of sales in 2000 and approximately $571,098 or 15% in 2001. NEBO's written contract for this arrangement was entered into effective April 1, 2001 and terminated March 31, 2002. The agreement was not extended beyond March 31, 2002, and NEBO now manufactures and markets that product in the United States on a non-exclusive basis. NEBO does not believe that the loss of this agreement will have a material adverse impact on its sales of this product into the market. If NEBO is unable to obtain additional licenses or similar arrangements on other products, then this may limit the products NEBO can sell.


NEBO's business is subject to risks related to doing business in China, which could result in its inability to meet manufacturing requirements or delivery deadlines for products and cause NEBO to lose market share.


NEBO obtains much of its manufacturing in the People's Republic of China (also referred to as the PRC) from contract manufacturers. NEBO's business relationships in the PRC could be adversely affected by internal political, economic, and social uncertainties. Any change in policy by the Chinese government could adversely affect investments in or business relationships with Chinese businesses. Changes in policy could result in imposition of restrictions on currency conversion, imports, or the source of suppliers, as well as new laws affecting joint ventures and foreign-owned enterprises doing business in the PRC. Although the PRC has been pursuing economic reforms for the past two decades, events such as a change in leadership or social disruptions that may occur upon the proposed privatization of state-owned industries could significantly affect the government's ability to continue with its reform.


As a developing nation, the PRC's economy is more volatile than that of developed Western industrial economies. The PRC's economy differs significantly from that of the United States or a Western European country in structure, level of development, capital reinvestment, resource allocation, and self-sufficiency. There can be no assurance that under some circumstances, the PRC government's pursuit of economic reforms will be restrained or curtailed. Actions by the central government of the PRC could have a significant adverse effect on economic conditions in the country as a whole and on the economic prospects for NEBO's Chinese operations.

Although NEBO believes that contract manufacturers outside the PRC could meet supply needs if it were unable to continue to use Chinese manufacturers within the PRC, this might result in delays in meeting orders or in higher expense than current relationships.

The Chinese legal system embodies uncertainties, which could limit the legal protections available to us.


The Chinese legal system is a civil law system based on written statutes. Unlike common law systems such as the United States and the United Kingdom, the Chinese legal system is a system in which decided legal cases have little precedential value. In 1979, the Chinese government began to promulgate a comprehensive system of laws and regulations governing economic matters in general. The overall effect of legislation over the past 20 years has significantly enhanced the protections afforded to various forms of foreign investment in Mainland China. Recent legal and political changes in China have resulted in reforms. However, these laws, regulations, and legal requirements are relatively recent, and there is little, if any, precedence in their interpretation and enforcement. This lack of experience with these new laws creates uncertainties that could limit NEBO's ability to accurately predict the exact legal protections available to it and other foreign investors. In addition, NEBO cannot predict the effect of future developments in the Chinese legal system, particularly with regard to the Internet, including the promulgation of new laws, changes to existing laws or the interpretation or enforcement thereof, or the preemption of local regulations by national laws.


NEBO relies on third parties to manufacture its products. Therefore, NEBO does not have direct control over the quality or other aspects of the manufacturing process, which could result in a loss of customer acceptance of its products and increased expense, related to warranty claims or defective product returns.


NEBO does not directly control the manufacturing facilities where its products are made and NEBO must depend on third parties to make its products according to standards for quality and reliability. NEBO does not own any manufacturing facilities or equipment and does not employ any manufacturing personnel. NEBO uses third parties to manufacture its products on a contract basis. NEBO cannot assure you that NEBO will be able to obtain qualified contract manufacturing services on reasonable terms. In addition, the manufacture of NEBO's products involves complex and precise processes. Changes in NEBO's manufacturing processes or those of its suppliers, or the use of defective components or materials, could significantly reduce its manufacturing yields and product reliability. NEBO's manufacturing costs are relatively fixed, and, thus, manufacturing yields are critical to its results of operations. This may also cause delayed product shipments and impaired gross margins. In some cases, existing manufacturing techniques involve substantial manual labor. To improve gross margins, NEBO may need to develop new, more cost-effective manufacturing processes and techniques, and if NEBO fails to do so, its gross margins may be adversely affected.


NEBO may experience adverse economic and political risks associated with companies that operate in Taiwan.


In addition to NEBO's contract manufacturing performed in the PRC, NEBO uses manufacturers in Taiwan. Relations between Taiwan and the PRC, and other factors affecting the political or economic conditions of Taiwan in the future could affect NEBO's business and the market price and liquidity of NEBO's shares. The PRC asserts sovereignty over all of China, including Taiwan and other neighboring islands and all of mainland China. The PRC government does not recognize the legitimacy of the Taiwanese government. Although significant economic and cultural relations have been established during recent years between Taiwan and the PRC, the PRC government has indicated that it may use military force to gain control over Taiwan if Taiwan were to declare its independence or take other actions China deems to be offensive to its claims of sovereignty. Relations between Taiwan and the PRC have on occasion adversely affected the market value of Taiwanese companies and could negatively affect the operations of NEBO's manufacturers in Taiwan in the future, which could have a materially adverse effect on its business, financial condition or results of operations.

The location of NEBO's manufacturing facilities subjects it to increased risk that a natural disaster could disrupt operations.

Substantially all of NEBO's products are manufactured by contract manufacturers in China, Taiwan, and India. These countries are in regions that are prone to natural disasters, including the risk of earthquakes due to the proximity of major earthquake fault lines. In September 1999, major earthquakes in Taiwan affected the facilities of NEBO's manufacturers, causing power and communications outages and disruptions that impaired production capacity. In early 2001, a major earthquake caused significant damage and loss of life in India. The occurrence of an earthquake or other natural disaster in these countries could result in the disruption of work at NEBO's manufacturing facilities, which could cause significant delays in the production or shipment of products until NEBO is able to shift production to different facilities or arrange for third parties to manufacture its products. NEBO may not be able to obtain alternate capacity on favorable terms or at all.

                      VOTING SECURITIES AND HOLDERS THEREOF

NEBO

The following table sets forth information with respect to the beneficial ownership of NEBO's common stock as of August 23, 2002, summarizing the beneficial ownership of our common stock before and after the effective date of the exchange by (1) each person known to us to be the beneficial owner of more than 5% of NEBO's issued and outstanding common stock, (2) NEBO's executive officers and directors individually, and (3) all executive officers and directors of NEBO as a group. Except as stated in the footnotes to the table, each of these persons exercises sole voting and investment power over the shares of common stock listed for that person. Unless otherwise noted, the address of each beneficial owner listed below is c/o NEBO at its corporate offices.

                                                                                                      Percent of
                                                                          Number of Shares           Outstanding
                                                                       Beneficially Owned (1)         Shares (2)

                      Name of Beneficial Owner                           Before        After      Before      After
                      ------------------------                           ------        -----      ------      -----
Greater than 5% Beneficial Owners
Aspen Capital Group                                                      1,350,000    1,350,000    7.2%       4.8%
8989 S. Schofield Cir.
Sandy, Utah 84093
Bradley Bates                                                            1,090,000    1,090,000    5.8%       3.9%
712 E. 860 S.
Spanish Fork, Utah 84660
Directors and Executive Officers
Scott Holmes (3)                                                         2,142,925    2,142,925    11.3%      7.5%
Mont Warren (4)                                                            139,063      139,063      *          *
All officers and directors as a group (2 persons) (5)                    2,281,988    2,281,988    12.0%      8.0%

* Less than one percent.

     (1) Based on 18,797,445 shares outstanding at August 23, 2002 and 28,229,637 shares issued and outstanding after the consummation of the share exchange, assuming 9,432,192 shares of common stock issued in exchange for all of the Naviset shares issued and outstanding as of August 23, 2002. All percentages have been rounded to the nearest 1/100th of one percent.

     (2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by that person that are exercisable or convertible within 60 days of the date of this proxy statement, are deemed outstanding. Those shares, however, are not deemed outstanding for purposes of computing the ownership of any other person.


     (3) Includes options to purchase 223,125 shares that are or become exercisable within 60 days of the date of this proxy statement.

     (4) Includes options to purchase 139,063 shares that are or become exercisable within 60 days of the date of this proxy statement.

     (5) Assumes 19,159,633 shares outstanding before the exchange, assuming exercise of shares subject to options that are or that become exercisable within 60 days of the date of this proxy statement. Assumes 28,591,825 shares outstanding after giving effect to the exchange and assuming exercise of options as indicated.

Naviset

The following table sets forth information with respect to the beneficial ownership of Naviset's common stock as of August 23, 2002, summarizing the beneficial ownership of Naviset's common stock before the exchange and of NEBO common stock after the exchange by (1) each person known to us to be the beneficial owner of more than 5% of Naviset's issued and outstanding common stock, (2) Naviset's executive officers and directors individually, and (3) all executive officers and directors of Naviset as a group. Except as stated in the footnotes to the table, each of these persons exercises sole voting and investment power over the shares of common stock listed for that person. Unless otherwise noted, the address of each beneficial owner listed below is c/o Naviset at its corporate offices.

                                                                                           Percent of
                                                               Number of Shares           Outstanding
                                                            Beneficially Owned (1)         Shares (2)


                Name of Beneficial Owner                       Before        After      Before      After
                ------------------------                       ------        -----      ------      -----
Greater than 5% Beneficial Owners
Brad C. and Ann Barker                                          707,000      707,000    7.5%       2.5%
     1415 East 140 South
     Pleasant Grove, UT  84062
James Smith                                                   1,200,000    1,228,000   12.7%       4.4%
     145 South 100 West
     Lehi, UT  84043
Steve Heaton                                                  1,675,000    1,675,000   17.8%       5.9%
     493 North 500 West
     St. George, UT  84770
Jerry Larsen                                                    940,000      940,000   10.0%       3.3%
     3398 North, East Frontage Road
     Lehi, UT  84043
Lee Kilpack                                                     527,776      527,776    5.6%       1.9%
     550 North 200 West
     Willard, UT  84043
Randy Burnham                                                   645,000    1,252,000    6.8%       4.4%
     1265 East 100 South
     Spanish Fork, UT  84604
Directors and Executive Officers
Lance Heaton (3)                                              1,850,214    2,173,547   16.6%       7.3%
Eric Keith (4)                                                1,400,000    1,460,000   12.9%       4.9%
Ben Gould (5)                                                 1,100,000    1,100,000   10.4%       3.8%
Byron Smith (6)                                                 900,000      900,000    8.7%       3.1%
All officers and directors as a group (4 persons) (7)         5,250,214    5,633,547   36.1%      16.9%

* Less than one percent.

(1) Based on 9,432,192 shares outstanding at August 23, 2002. Shares owned after the share exchange will be NEBO shares received in exchange for the Naviset shares shown. Percentages owned after the exchange are based on a total of 28,229,637 shares of NEBO common stock issued and outstanding after the consummation of the share exchange, assuming 18,797,445 NEBO shares outstanding before the exchange and the issuance of 9,432,192 shares of common stock in exchange for all of the Naviset shares issued and outstanding as of August 23, 2002. All percentages have been rounded to the nearest 1/100th of one percent.

(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by that person that are exercisable or convertible within 60 days of the date of this proxy statement, are deemed outstanding. Those shares, however, are not deemed outstanding for purposes of computing the ownership of any other person. Options to purchase Naviset common stock will be converted and replaced by options to purchase the same number of NEBO shares after the exchange.

(3) Includes options to purchase 1,700,000 shares. Mr. Heaton will become the Chief Executive Officer of NEBO at the closing of the exchange. Does not include options to purchase 2,500,000 shares that have not yet vested. See page 66.

(4) Includes options to purchase 1,400,000 shares. Mr. Keith will become the President of NEBO at the closing of the exchange. Does not include options to purchase 1,500,000 shares that have not yet vested. See page 66.

(5) Includes options to purchase 1,100,000 shares. Mr. Gould will become the Chief Strategy and Operating Officer of NEBO at the closing of the exchange. Does not include options to purchase 1,500,000 shares that have not yet vested. See page 66.

(6) Includes options to purchase 900,000 shares. Mr. Smith will become the Chief Financial Officer of NEBO at the closing of the exchange. Does not include options to purchase 1,500,000 shares that have not yet vested. See page 66.

(7) Based on 14,532,192 shares Naviset shares issued and outstanding prior to the exchange, and 33,329,637 NEBO shares outstanding after giving effect to the exchange, assuming exercise of all outstanding stock purchase options presently exercisable or becoming exercisable within 60 days of this proxy statement.

                                   THE PARTIES


NEBO


Introduction


NEBO's business commenced in 1996, operating first as a partnership and then as a limited liability company, under the name Open Sea Trading Company, LLC. In 1998, NEBO was incorporated as Open Sea Corporation. In July 1999, the operations of Open Sea Trading Company LLC were combined with Open Sea Corporation by an exchange of the member interests in the limited liability company for shares of common stock in the corporation. The corporate name was changed to NEBO Products, Inc., in September 2000. Since December 2000, the company has maintained its principal offices at 12382 Gateway Parkplace #300, Draper, Utah 84020. The telephone number is (801) 495-2150. NEBO also maintains worldwide websites at neboproducts.com, nebosports.com, and nebotools.com. These inactive textual references do not constitute a part of this proxy statement.


Business Overview


NEBO supplies hand tools and weekend camping gear to U.S. retailers. Most of its products are manufactured in Taiwan, the People's Republic of China, and India and are imported by the company to the United States for sale under the company's trademark NEBO or under retailers' own private labels. The company has established business relationships and a working history with 15 Far East manufacturers, three shipping companies, and more than 5,000 customers nationwide, including Home Depot, Menards, and Sears.


In August 2001, NEBO introduced the new UltraTM Socket Tool at the National Hardware Show in Chicago, Illinois, and received a Best of Show Award of Distinction for the marketing of innovative products selected by the show's Retailers' Choice Awards Committee for Do It Yourself Retailing. In a survey conducted in May 2000 by Home Improvement Executive magazine, more home center chains cited NEBO as the number one brand driving their multi-bit screwdriver business. NEBO has sold more than one million pieces of its most popular hardware tool, the 13-in-1 multi-bit ratchet screwdriver. Beginning in October 2000, NEBO started private-labeling NEBO safety glasses with the Craftsman(R) brand and promoting those glasses in all 856 Sears stores nationwide. NEBO has continued to expand its customer base within the large retail segment in both its hand tool and outdoor product categories.

NEBO believes its primary strength has been its ability to design or capitalize on modifications to common tools and camping gear to make them more attractive, more practical, or more useful by adding attractive and practical design features. This process includes considering customer feedback and conducting extended hands-on trials and tests. NEBO design and marketing teams identify enhancements that they believe will dramatically increase the usability and functionality of a product. Foreign manufacturing sources are used so that the price of the company's products remains competitive in key markets.

Naviset

Company Overview

Naviset was founded in 2001 and is headquartered 7665 South Main Street, Midvale, Utah. Naviset seeks to create shareholder value by applying what it refers to as its focused diversification growth strategy. Naviset has worked to develop a multi-dimensional enterprise of businesses operating in different geographic locations, selling a broad spectrum of high-quality products and services. It currently owns and operates through two wholly owned subsidiaries, a limestone rock quarry and adult assisted living centers in Utah.

Successes to Date

In October of 2001 Naviset completed the acquisition of Pelican Point Rock Products, Inc., a Utah-based rock and gravel quarry. Since the acquisition, Naviset shifted the focus of Pelican Point from simply producing and selling generic rock products to focusing on the unique properties of the company, its high-grade limestone. In addition to shifting the focus, Naviset retrenched the staff and improved sales and production capabilities. In addition to the acquisition of Pelican Point, Naviset has acquired control over other high-grade limestone quarries along the Wasatch Front of Utah. Pelican Point will continue its strategy to specialize and gain market share in the limestone industry.

In addition to Pelican Point, Naviset organized Meadow Brook Senior Services Corporation, and entered the assisted living industry - one of the nation's fastest growing markets. Naviset believes that Meadow Brook has become one of the fastest growing assisted living companies in Utah. Through Meadow Brook, Naviset has acquired 10 assisted living communities throughout northern Utah and has gained management control over two additional communities. Currently all but one of the communities is up and running. The tenth community will open in mid-September. Under Naviset's management, Meadow Brook is operating at 89% occupancy - the average occupancy rate in Utah is 64%. Meadow Brook is continuing its growth in this market and has plans to rollout additional services in 2003.

Management Following the Exchange

Effective upon closing of the exchange, NEBO's directors and executive officers will be as follows:


Name              Position

Lance Heaton      Chief Executive Officer and Chairman of the Board of Directors
Eric Keith        President and Director
Ben Gould         Chief Strategy and Operating Officer
Scott Holmes      Sr. Vice President and Director
Byron Smith       Chief Financial Officer

Lance Heaton, 32, has been a director and officer of Naviset since inception. Mr. Heaton will resign from the Naviset board in conjunction with his appointment as one of NEBO's new directors at the closing of the exchange. Previous to joining Naviset, Mr. Heaton was Vice President of Finance and Operations for Garden Country Inc., a regional retail chain. He was previously the managing member of Heaton, Hall and Associates, a real estate company, and the controller of financial operation for Heaton Enterprises, a local restaurant chain. Before assisting in the formation of Naviset in 2001, Mr. Heaton served as president of myjobsearch.com. Mr. Heaton was a director of NEBO from 2000 to 2001. He received a BA in economics from the University of Utah.

Eric Keith, 42, joined Naviset as a director and its president in September of 2001. Mr. Keith will resign from the Naviset board in conjunction with his appointment as one of NEBO's new directors at the closing of the exchange. Prior to joining Naviset, Mr. Keith was Sr. Vice President of Sales at Flipdog.com where he was recruited from myjobsearch.com where he served as Vice President of Sales, Marketing and Business Development. Mr. Keith was co-founder and vice president of sales of Advocast.com, an Internet issue management company that serviced large corporations such as AT&T and GTE, as well as various government agencies and legislatures. From May 1994 until June 1997, Mr. Keith was Vice President and the senior sales executive with Ameritech Library Services. Mr. Keith holds a BA in information management from Brigham Young University.

Ben Gould, 38, joined Naviset in November of 2001. Prior to joining Naviset Mr. Gould was the Executive Vice President and Chief Marketing Officer at iLumin Corporation. Mr. Gould was also founder and president of Tanner Spencer Gould, a full service marketing and public relations consulting firm. Previous experience includes Innovus Corporation where he served as Executive Vice President and Chief Operating Officer, WordPerfect Corporation as Director of Sales and Novell.


Scott Holmes, 35, started with NEBO and its predecessors in August 1997 as Director of Sales and Marketing when the company first started manufacturing operations in Asia. He became President and CEO in December 1998 and shortly thereafter was appointed Chairman of the board of directors. From November 1995 to August 1997, Mr. Holmes was Director of Sales with United Staffing Alliance, a professional employer organization. Prior to that he was President of Liberty Loan, a retail lending company which he co-owned and later sold. From January 1993 until December 1994, Mr. Holmes worked for Ostler International d.b.a. Interstate Auto Supply where he gained extensive international trade and business experience.


Byron Smith, 48, joined Naviset in April of 2002 as Chief Financial Officer. Previous experience includes founder and Chief Financial Officer of Comprehensive Employee Solutions from 1998 to 2002. Mr. Smith also served as chief operating officer for International Agricultural Development, stationed in Libya. Other experience includes Chief Financial Officer of Infotrax, Inc., and Chief Financial Officer of Netline, Inc. Mr. Smith received his law degree at Brigham Young University and practiced law with the firm of Ray, Quinney & Nebeker from 1989 to 1990. Mr. Smith also holds bachelors and masters degrees in accounting from Brigham Young University.

                                   PROPOSAL #1
                         NEBO AND NAVISET SHAREHOLDERS'
                     APPROVAL OF THE PROPOSED SHARE EXCHANGE

This section of the joint proxy statement describes the material aspects of the proposed share exchange. While Naviset and NEBO believe that the following summary describes the material terms of the share exchange and the related transactions, this summary may not contain all of the information that is important to you. You should carefully read this entire document and the other documents Naviset and NEBO refer to for a more complete understanding of the share exchange. In addition, we incorporate important business and financial information about NEBO into this joint proxy statement by reference. You may obtain the information incorporated by reference into this joint proxy statement without charge by following the instructions in the section entitled Where You Can Find More Information on page 67 of this joint proxy statement.

The Share Exchange

In the proposed share exchange, Naviset shareholders will receive NEBO common stock in exchange for all of the issued and outstanding shares of Naviset. The shareholders of Naviset will become shareholders of NEBO. The NEBO articles of incorporation and bylaws and the laws of Utah will govern their rights as shareholders.

Share Exchange Consideration

In the share exchange, Naviset shareholders will receive one share of NEBO common stock for each share of Naviset common stock they hold. However, no adjustment in the exchange ratio will be made for changes in the market price of NEBO shares or the value of the Naviset shares. The exchange ratio that Naviset shareholders will receive in the share exchange will be appropriately adjusted for any stock splits, combinations and other similar events that occur in either company between the date of the share exchange agreement and the completion of the share exchange.

Treatment of Naviset Stock Options

At the effective time of the share exchange, each outstanding Naviset stock option will cease to represent a right to acquire shares of Naviset common stock and will be converted into an option to purchase a number of shares of common stock of NEBO equal to the number of shares of Naviset common stock subject to such option, at a per share exercise price equal to the existing per share exercise price of such option and on the same terms as to vesting, forfeiture, expiration and exercise as in effect at the closing date of the exchange.

Background of the Share Exchange

Both Naviset and NEBO regularly evaluate different strategies for improving their competitive positions and enhancing shareholder value, including opportunities for acquisitions of other companies, and marketing and development alliances.

On April 17, 2002, NEBO retained Thorpe Capital Inc. as its financial advisor in connection with potential acquisitions. The company acquired the assets of Straightway Tools, Inc. in June 2002 and continued to consider other potential acquisitions.

During the spring of 2001, representatives of Naviset and NEBO discussed the possibility of a business combination of the two companies. After a series of meetings and discussions, it was jointly agreed that it was in the best interests of both parties to proceed with a share exchange.

On June 25, 2002, Mr. Holmes, Mr. Heaton, Mr. Gould and their advisors met in Salt Lake City. They discussed the potential strategic rationales for a business combination, including the potential benefits and synergies that would result from such a share exchange and the potential risks of the transaction. They concluded that it was advisable to continue discussions concerning the potential of a share exchange and to seek the input of their respective boards of directors on such a transaction. Economic terms of a potential share exchange were not discussed. In connection with this meeting, Naviset and NEBO executed a non-binding Letter of Intent dated July 3, 2002.

Over the course of the next several weeks, representatives of Naviset and NEBO exchanged certain business and financial information and continued to discuss the merits of a business combination of the two companies.

On July 10, 2002, Mr. Heaton, Mr. Gould, Mr. Keith and Mr. Holmes, met in Salt Lake City to further discuss the merits of a potential share exchange of the companies. Economic terms of a potential share exchange were not discussed. The parties present agreed to continue to pursue a more comprehensive exchange of information and a discussion of the potential for a transaction.

Between July 10, 2002 and July 30, 2002, representatives of Naviset and NEBO continued to exchange information and discuss the transaction. On July 30, 2002, the representatives of NEBO and Naviset executed a non-binding Term Sheet setting forth the preliminary terms of a transaction, including the consideration involved. The following day, the participants convened a meeting with all of the executive officers and advisors and agreed to engage their legal counsel to begin work on a share exchange agreement and other documentation for the potential share exchange.

Between July 31, 2002 and August 21, 2002, the parties had several days of meetings and exchanged information. On the afternoon of August 21, 2002, Naviset and NEBO executed the share exchange agreement.

Naviset's Reasons for the Share Exchange

Naviset's board of directors has concluded that the share exchange is consistent with and in furtherance of the long-term business strategy of Naviset and is fair to, and in the best interests of, Naviset and Naviset shareholders.

Accordingly, the board of directors of Naviset determined to recommend that the Naviset shareholders approve and adopt the share exchange agreement and approve the share exchange. The summary set forth below briefly describes some of the reasons, factors and information taken into account by the Naviset board in reaching its conclusion. The Naviset board did not assign any relative or specific weight to the factors considered in reaching such determination, and individual directors may have given differing weight to different factors.

In reaching its determination, the Naviset board consulted with Naviset's management and legal and financial advisors, and carefully considered a number of factors, including:

         o        The potential strategic benefits of the share exchange;

         o Historical information concerning Naviset's and NEBO's respective businesses, financial performance and condition, operations, technology and management, including public reports concerning results of operations during recent fiscal periods for NEBO filed with the SEC;

         o Naviset management's view of the financial condition, results of operations and businesses of Naviset and NEBO before and after giving effect to the share exchange and the share exchange's effect on shareholder value;

         o Current financial market conditions and historical market prices, volatility and trading information with respect to NEBO's common stock;

         o The consideration to be received by Naviset's shareholders in the share exchange and the relationship between the current and historical market values of Naviset's and NEBO's common stock and a comparison of comparable share exchange transactions;

         o The composition of the NEBO board and the executive management team following the share exchange;

         o The belief that the terms of the share exchange agreement, including the parties' respective representations, warranties and covenants, and the conditions to their respective obligations, are reasonable;

         o The potential for other parties to enter into strategic relationships with or to acquire Naviset or NEBO;

         o The impact of the share exchange on Naviset's customers and employees; and

         o Reports from management, legal, financial and accounting advisors as to the results of the due diligence investigation of NEBO.

Potential risks or other negative factors identified by the Naviset board of directors include the following:

         o The risk that the potential benefits and costs synergies of the share exchange may not be realized;

         o The challenges of integrating the businesses of NEBO and management and employee disruption associated with the share exchange, including the risk that despite the efforts of NEBO, key personnel might not remain employed by NEBO;

         o The risk that NEBO's financial results will not meet expectations;

         o The risk of disruption of sales momentum as a result of uncertainties created by the announcement of the share exchange;

         o The adverse accounting consequences caused by the structuring of the transaction such as the loss of a significant amount of Naviset's balance sheet deferred revenue to goodwill and the creation of intangible assets requiring a non-cash quarterly amortization expense;

         o The negative impact on projected revenue of NEBO resulting from the planned changes to the contracting practices and attendant changes to revenue recognition of the two companies;

         o The risk that the share exchange might not be consummated on a timely basis, if at all, despite the parties' efforts, and even if approved by each company's shareholders;

         o The substantial charges to be incurred in connection with the share exchange, including costs of integrating the businesses and transaction expenses arising from the share exchange;

         o The negative impact on projected revenues that could be caused by changes in business strategy such as de-emphasizing custom service revenue activities to focus on higher margin segments of the business;

         o The effect of public announcement of the share exchange and the possibility that the share exchange might not be consummated on (a) Naviset's sales and operating results, (b) Naviset's ability to attract and retain key management, marketing and technical personnel and (c) the progress of certain development projects; and

         o Other applicable risks described in the section of this joint proxy statement entitled Risk Factors on page 14.

The foregoing discussion of the information and factors considered by the Naviset board of directors is not intended to be exhaustive but includes the material factors considered by the Naviset board of directors. In view of the complexity and wide variety of information and factors, both positive and negative, considered by the Naviset board of directors, it did not find it practical to quantify, rank or otherwise assign relative or specific weights to the factors considered. In addition, the Naviset board did not reach any specific conclusion with respect to each of the factors considered, or any aspect of any particular factor. Instead, the Naviset board of directors conducted an overall analysis of the factors described above, including discussions with Naviset's management and legal, financial and accounting advisors. In considering the factors described above, individual members of the Naviset board of directors may have given different weight to different factors. The Naviset board considered all these factors as a whole and believed the factors supported its determination to approve the share exchange.

After taking into consideration all of the factors set forth above, Naviset's board of directors unanimously concluded that the share exchange is consistent with and in furtherance of the long-term business strategy of Naviset and is fair to, and in the best interests of, Naviset and Naviset shareholders and that Naviset should proceed with the share exchange. Naviset's board of directors recommends that its shareholders vote FOR the approval and adoption of the share exchange agreement and the approval of the share exchange, and the other matters contained in the share exchange proposal.

NEBO's Reasons for the Share Exchange

In reaching its decision to approve the share exchange, NEBO's board of directors identified and considered a number of potential benefits for NEBO and its shareholders that supported the board's decision to approve the share exchange. The issues considered by NEBO's board of directors in recommending approval of this transaction include the following:

         o the fact that the share exchange would combine two experienced and respected management teams, resulting in a combined management team that is stronger than the management teams of each of the individual companies;

         o the synergies and cost-saving opportunities that should result from the combination of the two organizations, as redundant operations are eliminated or streamlined;

         o historical information concerning NEBO's and Naviset's respective businesses and financial performance;

         o the results of the due diligence investigation of Naviset conducted by NEBO's management, financial advisor, accountants and legal counsel;

         o        the accounting treatment of the share exchange;

         o the contractual terms of the share exchange agreement and related transaction documents; and

         o the interest that certain NEBO officers and directors may have in the share exchange, in addition to their interest as NEBO shareholders (see Interests of Certain Persons in the Share Exchange on page 32).

In reaching its decision to approve the share exchange, NEBO's board of directors also identified and considered a number of potentially negative factors that could result from the share exchange, including the following:

         o the risks that the integration of the businesses, products and personnel of the two companies will not be successfully implemented and may require a significant amount of management time and resources;

         o the risk that the potential synergies and cost-saving opportunities identified by Naviset and NEBO will not be fully realized;

         o the risk that the share exchange may not be well received by customers, business partners and employees of the two companies;

         o the significant cost that will be incurred in seeking to consummate the share exchange;

         o        the risk that the share exchange may not be completed; and

         o the other risks described in this joint proxy statement under the heading Risk Factors on page 14.

The NEBO board of directors evaluated all of the factors described above in light of their knowledge of NEBO's business, financial condition and prospects, Naviset's business, financial condition and prospects. In view of the variety of factors considered by the NEBO board of directors in its evaluation of the share exchange, the NEBO board of directors did not find it practicable to, and did not, quantify or otherwise assign relative weight to the specific factors considered in reaching its decision. The list of factors described in this section as having been considered by the NEBO board of directors is not intended to be exhaustive but is believed to include all of the material factors considered by the NEBO board.

After considering all of the information and factors described in this section, NEBO's board of directors approved the share exchange, the name change, the stock option plan, and the other transactions contemplated by the share exchange agreement. NEBO's board of directors believes that the share exchange is consistent with, and in furtherance of, NEBO's long term business strategy and that the share exchange is fair to, advisable and in the best interests of NEBO and its shareholders. NEBO's board of directors has recommended that the NEBO shareholders vote FOR each of the proposals to be voted upon at the meeting.

               INTERESTS OF CERTAIN PERSONS IN THE SHARE EXCHANGE

When considering the recommendations of the Naviset and NEBO boards of directors, you should be aware that the directors and officers of Naviset and NEBO have interests in the share exchange and have arrangements that are different from, or are in addition to, those of Naviset shareholders and NEBO shareholders generally. The boards of directors of Naviset and NEBO were aware of these potential conflicts and considered them in reaching their decisions to approve the share exchange and to recommend that their shareholders or shareholders vote in favor of the approval of the share exchange. These interests include:

         o Executive Officers and Directors. The following current officers of Naviset will be appointed as executive officers of NEBO following the effectiveness of the share exchange:

                      Lance Heaton, Chief Executive Officer and Chairman Eric Keith, President and Director
                      Ben Gould, Chief Strategy and Operating Officer Byron Smith, Chief Financial Officer

         o        Employment. In connection with the share exchange, Messrs.
                  Heaton, Keith, Gould and Smith shall enter into employment agreements with NEBO, whereby each will be provided with certain incentives to remain employed by NEBO following the effectiveness of the share exchange. See Agreements Related to the Share Exchange -- Employment Agreements beginning on page 47 for a description of these agreements.

         o Existing Stock Options. As of August 23, 2002, executive officers and directors of Naviset owned options to purchase a total of 12,100,000 shares of Naviset common stock at exercise prices ranging from $.10 to $.35 per share. As part of the share exchange, these options will be replaced with options to purchase NEBO common stock.

         o Registration Rights. The shares issued by NEBO in exchange for the Naviset common stock will be restricted shares and the Naviset shareholders will be restricted from selling the NEBO shares they receive in the share exchange in the manner described in the section entitled Certain Securities Laws Considerations beginning on page 34. Accordingly, NEBO has granted registration rights to the Naviset shareholders, including the current officers and directors of Naviset who will become officers and directors in NEBO at the closing. Under these registration rights, NEBO has agreed to register for resale under the Securities Act the NEBO common stock issued in the share exchange.

         o Indemnification. Naviset and NEBO directors and executive officers have customary rights to indemnification against losses incurred as a result of actions or omissions occurring prior to the effective time of the share exchange.

As a result of these interests, these directors, executive officers and shareholders could be more likely to vote in favor of recommending the share exchange agreement and the share exchange than if they did not have these interests.

Completion and Effectiveness of the Share Exchange

The share exchange will be effective September 30, 2002. However, the exchange will not be completed until all of the conditions to completion of the share exchange are satisfied or waived, including approval of the share exchange by the shareholders of NEBO and Naviset, the approval of the issuance of NEBO common stock in the share exchange.

Exchange of Naviset Stock Certificates for NEBO Stock Certificates

When the share exchange is approved, NEBO's exchange agent will mail to Naviset shareholders a letter of transmittal and instructions for use in surrendering Naviset stock certificates in exchange for NEBO common stock. When former Naviset shareholders deliver their Naviset stock certificates to the exchange agent along with an executed letter of transmittal and any other required documents, the Naviset stock certificates will be canceled, and former Naviset shareholders will receive NEBO certificates representing the number of full NEBO shares to which they are entitled under the share exchange agreement.

NEBO will only issue Naviset shareholders NEBO shares in the names in which their surrendered Naviset stock certificates are registered. If Naviset shareholders wish to have their certificates issued in another name they must present the exchange agent with all documents required to show and effect the unrecorded transfer of ownership and show that they paid any applicable stock transfer taxes.

Naviset shareholders should not submit their Naviset stock certificates for exchange until they receive the transmittal instructions and a form of letter of transmittal from the exchange agent.

No Dividends

Naviset shareholders are not entitled to receive any dividends or other distributions on NEBO common stock, until the share exchange is completed and they have surrendered their Naviset stock certificates in exchange for NEBO common stock. Subject to the effect of applicable laws, promptly following surrender of Naviset stock certificates and the issuance of the corresponding NEBO common stock, Naviset shareholders will be paid the amount, if any, of dividends or other distributions, without interest, paid to Naviset shareholders with record dates after the completion of the share exchange but before such shareholders surrendered their Naviset stock certificates.

Material Federal Income Tax Considerations

For a summary description of the material Federal tax considerations of the share exchange, see Tax Matters -- Material Federal Income Tax Considerations on page 47.

Accounting Treatment for the Share Exchange

The share exchange will be accounted for as a purchase for financial accounting purposes in accordance with accounting principles generally accepted in the United States.

For purposes of preparing NEBO's consolidated financial statements, NEBO will establish a new accounting basis for Naviset's assets and liabilities based upon their fair values as of the effective date of the share exchange, the share exchange consideration and the costs of the share exchange. Any excess of cost over the fair value of the net tangible and identifiable intangible assets of Naviset will be recorded as goodwill. Pursuant to Statements of Financial Accounting Standards No. 141, Business Combinations and No. 142, Goodwill and Other Intangible Assets, goodwill will no longer be subject to amortization over its estimated useful life. Rather, goodwill will be subject to at least annual assessment for impairment based on a fair value test. Identifiable intangible assets with finite lives will be amortized over those lives. A final determination of the intangible asset values and required purchase accounting adjustments, including the allocation of the purchase price to the assets acquired and liabilities assumed based on their respective fair values, has not yet been made. NEBO will determine the fair value of Naviset's assets and liabilities and will make appropriate business combination accounting adjustments. However, for purposes of disclosing pro forma information in this joint proxy statement, NEBO has made a preliminary determination of the purchase price allocation, based upon current estimates and assumptions, which is subject to revision upon consummation of the share exchange. Although purchase accounting as required by this transaction typically results in write-ups of goodwill and assets as described above, which result in future charges to income, the exchange is expected to be effected at values that are less than the book value of Naviset and therefore no write-up is anticipated.

In addition, following the share exchange and consistent with NEBO being the accounting acquirer, NEBO intends to adopt Naviset's fiscal year ending September 30.

Certain Securities Laws Considerations

The NEBO common stock to be issued in the share exchange will not be registered under the Securities Act of 1933, as amended, in reliance upon certain exemptions from registration under Regulation D and Section 4(2) of the Securities Act. These shares will not be freely transferable under the Securities Act except pursuant to:

         o an effective registration statement under the Securities Act covering the resale of those shares;

         o        an exemption under Rule 144 under the Securities Act; or

         o        any other applicable exemption under the Securities Act.

Appraisal or Dissenters Rights

NEBO

Under Utah corporate law, holders of NEBO common stock are not entitled to appraisal or dissenters rights in connection with the share exchange.

Naviset

Under Utah corporate law, holders of Naviset common stock are entitled to appraisal or dissenters rights in connection with the share exchange. Sections 1301-1331 of Part 13 ("Part 13") of Utah Revised Business Corporations Act ("URBCA") provide appraisal rights (sometimes referred to as "dissenters' rights") to shareholders of Utah corporations in certain situations. Holders of record of Naviset common stock who comply with applicable statutory procedures summarized herein may be entitled to dissenters' rights under Part 13 in connection with the share exchange proposal, because the share exchange must be effected through a merger and none of the exceptions to appraisal rights set forth in the URBCA are applicable. If holders of a material number of shares exercise dissenters' rights, the board anticipates that it will likely abandon the share exchange.


A person having a beneficial interest in shares of Naviset common stock held of record in the name of another person, such as a broker or nominee, must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner to perfect dissenters' rights.

The following discussion is not a complete statement of the law pertaining to dissenters' rights under the URBCA and is qualified in its entirety by the full text of Part 13, which is reprinted in its entirety as Annex B to this joint proxy statement. All references in Part 13 and in this summary to a "shareholder" or "holder" are to the record holder of the shares of Naviset common stock as to which dissenters' rights may be asserted.

Under Part 13, where a proposed merger is to be submitted for approval at a meeting of shareholders, the corporation must notify each of its shareholders as of the record date for such meeting of the availability of dissenters' rights with respect to his or her shares of Naviset common stock, and must include in such notice a copy of Part 13 and the materials, if any, that under Part 13 are required to be given to the shareholders entitled to vote on the proposed merger at the meeting.

This joint proxy statement constitutes such notice to the holders of dissenting shares and the applicable statutory provisions of the URBCA are attached to this joint proxy statement. Any shareholder who wishes to assert dissenters' rights or who wishes to preserve his or her right to do so should review the following discussion and Annex B carefully, because failure to timely and properly comply with the procedures specified will result in the loss of dissenter's rights under the URBCA.

If the share exchange is approved by the required vote of Naviset's shareholders and is not abandoned or terminated, each holder of shares of Naviset common stock who does not vote in favor of the share exchange and who follow the procedures set forth in Part 13 will be entitled to have his or her shares of Naviset common stock purchased by Naviset or NEBO for cash at their fair value. The "fair value" of shares of Naviset common stock will be determined as of the day before consummation of the merger by which the share exchange will be consummated, excluding any appreciation or depreciation in anticipation of the proposed share exchange. The shares of Naviset common stock with respect to which holders have perfected their purchase demand in accordance with Part 13 and have not effectively withdrawn or lost such rights are referred to in this joint proxy statement as the "dissenting shares."

Under Part 13, a holder of dissenting shares wishing to exercise dissenters' rights must deliver to Naviset, prior to the vote on the proposed share exchange at the special meeting, a properly executed written notice of intent to demand payment for shares if the proposed share exchange is effectuated. The dissenting shareholder may not vote in favor of the share exchange. A holder of dissenting shares wishing to exercise dissenters' rights must be the record holder of dissenting shares on the date the proposed corporate action creating dissenters' rights under Part 13 is approved by the shareholders. Accordingly, a holder of dissenting shares who is the record holder of dissenting shares on the date the written demand for appraisal is made, but who thereafter transfers the dissenting shares prior to the vote on the proposed share exchange, will lose any right to appraisal in respect of the transferred shares.

Only a holder of record of dissenting shares is entitled to assert dissenters' rights for the dissenting shares registered in that holder's name. A demand for payment should be executed by or on behalf of the holder of record, fully and correctly, as such holder's name appears on the stock certificates. If the dissenting shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of the demand should be made in that capacity, and if the dissenting shares are owned of record by more than one person as in a joint tenancy or tenancy in common, the demand should be executed by or on behalf of all joint owners. An authorized agent, including one or more joint owners, may execute a demand for payment on behalf of a holder of record; however, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, the agent is agent for such owner or owners. A record holder such as a broker who holds dissenting shares as nominee for several beneficial owners may exercise dissenters' rights with respect to the dissenting shares held for one or more beneficial owners while not exercising such rights with respect to the dissenting shares held for other beneficial owners only if the record shareholder dissents with respect to all shares beneficially owned by any one person; in such case, Naviset must receive written notice which states the dissent and the name and address of such person on whose behalf dissenters' rights are being asserted. If a shareholder holds dissenting shares through a broker who in turn holds the shares through a central securities depositary nominee, a demand for appraisal of shares must be made by or on behalf of the depositary nominee and must identify the depositary nominee as record holder. Shareholders who hold their dissenting shares in brokerage accounts or other nominee forms and who wish to assert dissenters' rights are urged to consult with their brokers to determine the appropriate procedures for the making of a demand for appraisal by such a nominee. All written demands for payment should be sent or delivered to Naviset Holdings Corp., 7665 South Main Street, Midvale, Utah 84047, Attention: Byron Smith.

Under Part 13, a shareholder who wishes to assert dissenters' rights must cause Naviset to receive written notice of his or her intent to demand payment for shares if the proposed share exchange is approved prior to the vote taken to approve the proposal at the Naviset special meeting. In the case of a beneficial owner of dissenting shares held through a broker or nominee (or other record holder), as discussed above, such holder's notice to Naviset must certify that both such beneficial owner and the record holder of all shares of Naviset common stock owned beneficially by him have asserted, or will timely assert, dissenters' rights as to all of such shares. Within ten days after approval of the share exchange, Naviset (or NEBO, as applicable) must mail a notice of approval to all shareholders who are entitled to demand payment for their shares under Part 13. That notice will include, among other things, (i) the address at which Naviset will receive payment demands and an address at which certificates for shares so certified may be deposited, (ii) with respect to holders of uncertified shares, the extent to which the transfer of shares will be restricted after payment demand is received, (iii) a form for demanding payment, which includes a request for the dissenter's address to which payment is to be made, (v) the date by which Naviset must receive a payment demand, and (vi) a copy of Part 13.

A dissenter who has not accepted an offer in full satisfaction under Part 13 may notify Naviset in writing of his or her own estimate of the fair value of his or her shares. Naviset must receive the shareholder's notice within thirty days after Naviset has made its payment or offer. If Naviset refuses to pay the shareholder's demand, it has sixty days after it receives notice to commence a proceeding in the district court of Salt Lake County, Utah. The holders of the dissenting shares will be named as parties to the suit and will be served with a copy of the petition. The court will then make a determination of fair value to which the dissenter will be entitled, plus interest.

The district court will determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court and will assess the costs against Naviset unless the court finds that all or some of the dissenters acted arbitrarily, vexatiously, or not in good faith. The court may also make other allocations of attorney's fees among the parties in accordance with various equitable criteria set forth in Section 16-10a-1331 of
Part 13.

Failure to follow the steps required by Part 13 for perfecting dissenters' rights might result in the loss of those rights. If, after the Effective Time, a holder of dissenting shares has failed to perfect or has effectively withdrawn or lost his or her right to payment, such holder's shares will be deemed to have been converted into and to have become exchangeable, at the closing of the exchange, for a corresponding number of shares of NEBO common stock.

                          THE SHARE EXCHANGE AGREEMENT

This section of the joint proxy statement describes the share exchange agreement, which we hereby incorporate by reference into this joint proxy statement. While Naviset and NEBO believe that the description covers the material terms of the share exchange agreement, this summary may not contain all of the information that is important to you. The share exchange agreement is attached to this joint proxy statement as Annex A, and Naviset and NEBO urge you to read it carefully.

General

Following the adoption of the share exchange agreement and the related matters contained in the share exchange proposal and the satisfaction or waiver of the other conditions to the share exchange, NEBO will acquire Naviset by exchanging shares of NEBO common stock for all of the issued and outstanding shares of Naviset. If all of the conditions to the share exchange are satisfied or waived, the share exchange will become effective at the closing, although the physical exchange of certificates may occur some time after the formal closing set by the share exchange agreement.

The Exchange Ratio and Treatment of Naviset Common Stock

At the effective time of the share exchange, each issued and outstanding share of Naviset common stock will be converted into the right to one share of NEBO common stock. However, any Naviset shares owned by NEBO, Naviset or any of their direct or indirect wholly-owned subsidiaries will be cancelled without conversion. NEBO will adjust the exchange ratio to reflect any reclassification, stock split, stock dividend, reorganization or other similar change with respect to Naviset common stock or NEBO common stock occurring before the effective time of the share exchange.

Based on the exchange ratio of one-for-one, and based on the number of shares of Naviset common stock and options to purchase Naviset common stock outstanding as of August 23, 2002, a total of approximately 9,432,192 shares of NEBO common stock and options to purchase approximately 13,500,000 shares of NEBO common stock will be issued or granted in the share exchange. After the share exchange, based on shares outstanding as of the date of this joint proxy statement, the current NEBO shareholders would own approximately 66.6% of the outstanding shares of NEBO and the former Naviset shareholders would own approximately 33.4% of the outstanding shares of NEBO.

Treatment of Naviset Stock Options

At the effective time of the share exchange, NEBO will assume all outstanding options previously granted to purchase shares of Naviset common stock and convert them into options to purchase NEBO common stock, subject to the same terms and conditions as were applicable prior to the effective time of the share exchange, including, without limitation, any expiration or termination provisions. The number of shares of NEBO common stock issuable upon the exercise of these stock options will be equal to the number of shares of Naviset common stock purchasable thereunder. The exercise price per NEBO share issuable under each new NEBO option will equal the exercise price per share of the Naviset common stock purchasable under the original option.

NEBO will reserve for issuance a sufficient number of its common stock for delivery upon each assumed option holder's exercise of his or her option. NEBO will file within six months after the completion of the share exchange a registration statement on Form S-8 for the common stock issuable with respect to assumed Naviset stock options.

Exchange of Certificates

Exchange Agent; Exchange Procedures; No Further Ownership Rights. As soon as reasonably practicable after the closing, NEBO's exchange agent will mail to each record holder of Naviset common stock a letter of transmittal and instructions for surrendering their certificates. Only those holders who properly surrender their certificates in accordance with the instructions will receive certificates representing NEBO common stock and any dividends or distributions to which they are entitled. The surrendered certificates representing shares of Naviset common stock will be cancelled. After the closing, each certificate representing shares of Naviset common stock that has not been surrendered will only represent (1) the number of whole shares of NEBO common stock into which such shares have been converted and (2) the right to receive any dividends or distributions that may be applicable. Following the effective time of the share exchange, Naviset will not register any transfers of Naviset common stock on its stock transfer books.

No Fractional Shares. NEBO will not issue any fractional shares in the share exchange. Instead, fractional shares, if any, will be rounded up to the next whole share.

Distributions with Respect to Unexchanged Shares. After the effective date of the share exchange, no dividends or other distributions declared or made after the closing of the share exchange with respect to NEBO common stock will be paid to the holder of any unsurrendered Naviset certificate until the holder surrenders its Naviset certificate in accordance with the letter of transmittal.

Lost Certificates. If any Naviset common stock certificate is lost, stolen or destroyed, a Naviset shareholder must provide an appropriate affidavit certifying that fact. NEBO may require a Naviset shareholder to deliver a bond as indemnity against any claim that may be made against NEBO with respect to any lost, stolen or destroyed certificate.

Holders of Naviset common stock should not send in their certificates until they receive a letter of transmittal from the exchange agent.

Representations and Warranties

Naviset and NEBO each made a number of representations and warranties in the share exchange agreement regarding aspects of their respective businesses, financial condition, structure and other facts pertinent to the share exchange.

Each of the companies made representations and warranties as to:

         o        corporate organization, standing and power;

         o        capitalization;

         o        subsidiaries;

         o        authorization to enter into the share exchange agreement;

         o the effect of the share exchange on obligations of the respective companies under their respective charters, applicable laws and third party obligations;

         o        regulatory approvals required to complete the share exchange;
                  and

         o        required shareholder or shareholder approval.

In addition, NEBO made representations and warranties as to:

         o        filings and reports with the Securities and Exchange
                  Commission; and

         o        financial statements.

As the acquired company, Naviset made additional representations and warranties as to:

         o        financial statements;

         o        liabilities;

         o        material changes;

         o        taxes;

         o        properties owned and leased;

         o        intellectual property;

         o        material agreements, contracts and commitments;

         o        restrictions on the conduct of business;

         o        litigation;

         o        environmental matters;

         o        employees;

         o        employee benefit plans;

         o permits required to conduct business and compliance with those permits;

         o        insurance; and

         o payments, if any, required to be made to brokers and agents on account of the share exchange.

All representations and warranties of NEBO and Naviset expire at the effective time of the share exchange. The representations and warranties contained in the share exchange agreement are complicated and not easily summarized. You are urged to carefully read the articles of the share exchange agreement entitled Representations and Warranties of NEBO and Representations and Warranties of Naviset.

Conduct of Business Before Completion of the Share Exchange

Naviset and NEBO both agreed that, until the earlier of the completion of the share exchange or termination of the share exchange agreement or unless the other party consents in writing, Naviset and NEBO will, and will cause their subsidiaries to:

         o act and carry on business in the usual, regular and ordinary course in substantially the same manner as previously conducted, pay their debts and taxes and perform obligations when due;

         o comply in all material respects with applicable laws, rules and regulations;

         o use commercially reasonable efforts to preserve intact their respective business organizations, assets and properties;

         o use commercially reasonable efforts to keep available the services of their present officers and key employees; and

         o use commercially reasonable efforts to preserve their relationships with customers, strategic partners, suppliers, distributors and others with which they have business dealings.

Naviset and NEBO also agreed that, until the earlier of the completion of the share exchange or termination of the share exchange agreement or unless the other party consents in writing, Naviset will conduct its business in compliance with specific restrictions relating to the following:

         o the declaration, setting aside or payment of dividends or other distributions;

         o stock splits, combinations or reclassifications of capital stock or issuances or authorization of any other securities;

         o purchase, redemption or other acquisition of their respective shares or securities;

         o the issuance, delivery, granting, pledge, disposition or encumbrance of their respective capital stock or securities (other than the issuing of shares subject to the exercise of options or the grant of a certain amount of options);

         o        amendment to their respective charter documents;

         o the acquisition by share exchange, consolidation or purchase of assets or stock of other entities;

         o the sale, lease, license, pledge or other disposition of assets;

         o        adoption of a rights plan;

         o share exchange, consolidation, liquidation or business combination;

         o the incurrence of indebtedness, issuance of debt securities or provision of loans, advances, investments or capital contributions;

         o        capital expenditures;

         o        changes to accounting policies and procedures;

         o        modification, amendment or termination of material contracts;

         o entry into any material contract or licensing any material intellectual property to or from any third party;

         o employees and employee benefits, including compensation, severance and termination payments;

         o tax elections, settlement or compromise of tax liability or amendment to tax returns;

         o        payment or settlement of claims, liabilities or obligations;
                  and

         o        insurance.

The agreements related to the conduct of NEBO's and Naviset's businesses in the share exchange agreement are complicated and not easily summarized.

No Solicitation by Naviset and NEBO

Naviset and NEBO further agreed to cease, as of the date of the share exchange agreement, any and all existing discussions or negotiations with any parties conducted prior to that date with respect to, or that could reasonably be expected to lead to, any acquisition proposal. An acquisition proposal refers to:

         o any inquiry, proposal or offer for a share exchange, consolidation, dissolution, sale of substantial assets, tender offer, recapitalization, share exchange or other business combination involving Naviset or NEBO or their subsidiaries;

         o any proposal for the issuance of over 10% of the equity securities of either party or its subsidiaries; or

         o any other proposal or offer to acquire in any manner, directly or indirectly, over 10% of the equity securities or consolidated total assets of either party;

other than the proposed share exchange between Naviset and NEBO.

Until the share exchange is completed or the share exchange agreement is terminated, Naviset and NEBO have agreed, on behalf of themselves and their subsidiaries, officers, directors, investment bankers, attorneys, accountants and other advisers or representatives, not to directly or indirectly take any of the following actions:

         o solicit, initiate, encourage or take any other action to facilitate any inquiries or the making of any proposal or offer that constitutes or could reasonably be expected to lead to an acquisition proposal;

         o participate in any discussions or negotiations with a third party regarding, or furnish to any person any information with respect to, or otherwise cooperate in any way with, any acquisition proposal;

         o except as described below relating to a superior proposal, withdraw or modify or publicly propose to withdraw or modify the approval or recommendation of the board with respect to the share exchange;

         o enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, share exchange agreement or similar agreement constituting or relating to any acquisition proposal; and

         o adopt, approve, or recommend, or propose to adopt, approve or recommend, any acquisition proposal.

For so long as its shareholders have not already approved the share exchange, either Naviset's or NEBO's board of directors, as the case may be, may, without breaching the share exchange agreement, respond to a superior proposal (as described below) by furnishing information to the party making the superior proposal and participating in discussions or negotiations with that party regarding the superior proposal, if all of the following conditions are met:

         o the board of directors determines in good faith, after consultation with its outside legal counsel, that its fiduciary obligations require it to do so, and the superior proposal does not result from a breach by Naviset or NEBO of their nonsolicitation obligations under the share exchange agreement; and

         o an executed confidentiality agreement containing customary limitations on the use and disclosure of all non-public information (which limitations must be no less restrictive to the third party than the corresponding restrictions contained in the confidentiality agreement entered into between Naviset and NEBO in connection with the share exchange) is obtained from the party making the superior proposal.

Either Naviset's or NEBO's board of directors, as the case may be, may without breaching the share exchange agreement, respond to a superior proposal by withdrawing or modifying its recommendation with respect to the share exchange if all of the following conditions are met:

         o the board of directors determines in good faith, after consultation with its outside legal counsel, that its fiduciary obligations require it to do so; and

         o the withdrawal or modification of its recommendation can be made only at such time that is prior to the applicable shareholders meeting and after the fifth business day following receipt by the other party of written notice advising it that the board intends to do so and specifying the material terms of the superior proposal and the party making the superior proposal.

Under the share exchange agreement, a superior proposal is an unsolicited, bona fide, written proposal to acquire all or substantially all of the equity securities or assets of either Naviset or NEBO pursuant to a tender or exchange offer, share exchange, consolidation or sale of assets, on terms which either Naviset's or NEBO's board of directors, as the case may be, determines in good faith to be more favorable from a financial point of view to its shareholders than the share exchange, after considering the advice of an internationally recognized independent financial advisor and taking into account all the terms and conditions of such proposal and provided that such proposal be reasonably capable of being completed on the terms proposed and that any financing required to consummate the proposal must already be committed.

Each party has agreed to immediately inform the other of any acquisition proposal or any request for nonpublic information or inquiry which can reasonably be expected to lead to an acquisition proposal, the material terms and conditions of such acquisition proposal or inquiry and the identity of the person or group making any such acquisition proposal or inquiry. Furthermore, neither Naviset nor NEBO shall provide any information to or participate in discussions or negotiations with the person or group making a superior proposal until two business days after such party has first notified Naviset or NEBO, as the case may be, of such acquisition Proposal. The party receiving the acquisition proposal has committed to keep the other fully informed, on a current basis, of the status and details, including any change to the terms of such acquisition proposal or inquiry, and shall provide copies of all correspondence and other written material sent or provided, and if either Naviset or NEBO, as the case may be, shall make a counterproposal, the other party shall consider and cause its financial and legal advisors to negotiate on its behalf in good faith with respect to the terms of such counterproposal. The party receiving the superior proposal shall furnish a copy to the other party of any of the information provided by the maker of the superior proposal to the extent that such copy has not previously been provided. In addition, the party receiving the superior proposal shall provide Naviset or NEBO, as the case may be, with 24 hours advance notice of any meeting of its board of directors at which the board of directors is reasonably expected to consider a superior proposal and with at least two business days prior written notice of a meeting in which the board is expected to recommend a superior proposal to its shareholders or shareholders together with a copy of the definitive documentation relating to such superior proposal.

NEBO Shareholders Meeting

NEBO is obligated under the share exchange agreement to hold and convene, as promptly as practicable, the NEBO special meeting for purposes of voting on the adoption of the share exchange agreement and approval of the related transactions and matters. Subject to the limited ability of the NEBO board of directors to withdraw or modify its recommendation as described in the section entitled No Solicitation by Naviset and NEBO beginning on page 40, NEBO's board of directors will recommend that NEBO's shareholders vote in favor of adoption of the share exchange agreement.

Naviset Shareholders Meeting

Naviset is obligated under the share exchange agreement to hold and convene, as promptly as practicable, a Naviset special meeting for purposes of voting on the share exchange and other related matters. Subject to the limited ability of the Naviset board of directors to withdraw its recommendation as described in the section entitled No Solicitation by Naviset and NEBO beginning on page 40, Naviset's board of directors will unanimously recommend that Naviset's shareholders vote in favor of the share exchange and the related matters.

Employee Benefits Matters

Each individual who continues to be employed by NEBO after the share exchange is completed who becomes a participant in or is subject to NEBO's employee benefit plans will, subject to certain qualifications, be given credit for his or her prior service with Naviset for purposes of benefits under such plan and receive benefits that are substantially similar in the aggregate to those provided to a similarly situated employee of NEBO.

Conditions to Completion of the Share Exchange

The obligations of Naviset and NEBO to complete the share exchange and the other transactions contemplated by the share exchange agreement are subject to the satisfaction of each of the following conditions before completion of the share exchange:

         o the share exchange agreement must be adopted by the requisite vote of holders of Naviset common stock;

         o the share exchange agreement must be adopted and the issuance of NEBO's common stock to Naviset's shareholders and other related matters must be approved by the requisite vote of NEBO shareholders;

         o all required governmental approvals shall have been filed and obtained; and

         o no law, regulation or order shall have been enacted or issued which has the effect of making the share exchange illegal or otherwise prohibiting completion of the share exchange.

NEBO's obligations to complete the share exchange and the other transactions contemplated by the share exchange agreement are subject to the satisfaction or waiver of each of the following additional conditions before completion of the share exchange:

         o Naviset's representations and warranties must be true and correct immediately prior to the completion of the share exchange, except for (i) representations and warranties that refer to a specific date, which must have been true and correct in all material respects as of that date, (ii) changes contemplated by the share exchange agreement and (iii) where the failure of such representations and warranties to be true and correct, taken together, have not had and are not reasonably likely to have a material adverse effect (as described below) on Naviset; and

         o Naviset must in all material respects perform all of the obligations required to be performed by it by the share exchange agreement.

Naviset's obligations to complete the share exchange and the other transactions contemplated by the share exchange agreement are subject to the satisfaction or waiver of each of the following additional conditions before completion of the share exchange:

         o NEBO's representations and warranties must be true and correct immediately prior to the completion of the share exchange, except for (i) representations and warranties that refer to a specific date, which must have been true and correct in all material respects as of that date, (ii) changes contemplated by the share exchange agreement and (iii) where the failure of such representations and warranties to be true and correct, taken together, have not had and are not reasonably likely to have a material adverse effect on NEBO;

         o NEBO must in all material respects perform all of the obligations required to be performed by it under the share exchange agreement;

         o Each affiliate of NEBO shall have signed an affiliate agreement.

Under the terms of the share exchange agreement, a material adverse effect on either Naviset or NEBO is defined to mean any material adverse, change, event, circumstance or development with respect to or material adverse effect on (i) the business, assets, liabilities, capitalization, condition (financial or other) or results of operations of such party and its subsidiaries taken as a whole or (ii) such party's ability to complete the share exchange.

However, under the terms of the share exchange agreement, none of the following, alone or in combination, will be deemed to constitute a material adverse effect on any entity:

         o        any decrease in such party's stock price in and of itself;

         o any material adverse effect resulting solely or primarily from factors affecting the United States economy in general.

Termination of the Share Exchange Agreement

The share exchange agreement may be terminated at any time prior to completion of the share exchange, whether before or after approval of the share exchange by NEBO shareholders or Naviset shareholders:

         o by mutual written consent of the boards of directors of Naviset and NEBO;

         o by Naviset or NEBO, if the share exchange is not completed before December 31, 2002, except that the right to terminate the share exchange agreement is not available to any party whose action or failure to act, in breach of the share exchange agreement, has been a principal cause of or resulted in the failure of the share exchange to occur on or before December 31, 2002;

         o by Naviset or NEBO, if a court or governmental authority having jurisdiction over either Naviset or NEBO shall have issued a nonappealable final order, decree or ruling permanently restraining, enjoining or prohibiting the completion of the share exchange;

         o by Naviset or NEBO, if the shareholders of NEBO fail to adopt the share exchange agreement at the NEBO shareholders meeting, or if the shareholders of Naviset fail to approve the share exchange at the Naviset shareholders meeting, except that the right to terminate the share exchange agreement is not available to any party whose failure to act has been a principal cause of or resulted in the failure to obtain the shareholder or shareholder approval or the failure to obtain the requisite vote has been caused by a breach of the NEBO or Naviset voting agreement;

         o by Naviset if any of the following shall have occurred: (1) NEBO's board of directors fails to give its recommendation to adopt the share exchange agreement or withdraws or modifies its recommendation of the share exchange agreement or the share exchange in a manner adverse to Naviset; (2) NEBO's board of directors approves or recommends any acquisition proposal; (3) a tender offer or exchange offer for outstanding shares of NEBO common stock is commenced (other than by Naviset or its affiliates) and the NEBO board of directors either (i) recommends that the NEBO shareholders tender their shares in such tender or exchange offer, (ii) within 10 business days after the commencement of such tender or exchange offer, fails to recommend rejection of such offer or (iii) fails to reconfirm its recommendation of the share exchange agreement or the share exchange within 10 business days after receipt of a request by Naviset to do so; or (4) NEBO materially breaches its obligations relating to the non-solicitation or shareholder meeting and proxy solicitation sections of the share exchange agreement.

        o by NEBO if any of the following shall have occurred: (1) Naviset's board of directors fails to give its recommendation to approve the share exchange agreement or withdraws or modifies its recommendation of the share exchange agreement or the share exchange in a manner adverse to NEBO; (2) Naviset's board of directors approves or recommends any acquisition proposal; (3) a tender offer or exchange offer for Naviset common stock is commenced (other than by NEBO or its affiliates) and the Naviset board of directors either (i) recommends that the Naviset shareholders tender their shares in such tender or exchange offer, (ii) within 10 business days after the commencement of such tender or exchange offer, fails to recommend rejection of such offer or (iii) fails to reconfirm its recommendation of the share exchange agreement or the share exchange within 10 business days after receipt of a request by NEBO to do so; or (4) Naviset materially breaches its obligations relating to the non-solicitation or shareholder meeting and proxy solicitation sections of the share exchange agreement.

         o by Naviset, if NEBO has breached or failed to perform any representation, warranty, covenant or agreement, in any case such that the corresponding condition to completion of the share exchange would not be met, and the breach or failure to perform is not cured within 15 days after receipt of notice of such breach or failure (unless the terminating party is also in material breach of the share exchange agreement); or

         o by NEBO, if Naviset has breached or failed to perform any representation, warranty, covenant or agreement, in any case such that the corresponding condition to completion of the share exchange would not be met, and the breach or failure to perform is not cured within 15 days after receipt of notice of such breach or failure (unless the terminating party is also in material breach of the share exchange agreement).

In the event of a termination of the share exchange agreement, there shall be no liability or obligation on the part of either Naviset or NEBO to the other party, except that either party shall be liable for any willful or intentional breach of the share exchange agreement prior to its termination.

Operations After the Share Exchange

Following the share exchange, it is expected that Naviset will continue its operations as a wholly owned subsidiary of NEBO. In addition, the management team of NEBO will be restructured effective as of the closing of the share exchange, as described under Interests of Certain Persons in the Share Exchange -- Executive Officers and Directors; the board of directors of NEBO will be reconstituted to consist of one current member of the NEBO board (Scott Holmes), two current members of the Naviset board (Lance Heaton and Eric Keith) and four independent directors unanimously approved by these three directors. The shareholders of Naviset will become holders of NEBO common stock, and their rights as shareholders will be governed by the NEBO articles of incorporation and bylaws, each as currently in effect, and the laws of the state of Utah.

Extension, Waiver and Amendment of the Share Exchange Agreement

Naviset and NEBO may amend the share exchange agreement before completion of the share exchange by mutual written consent. In addition, either Naviset or NEBO may extend the other's time for the performance of any of the obligations or other acts under the share exchange agreement, waive any inaccuracies in the other's representations and warranties and waive compliance by the other with any of the agreements or conditions contained in the share exchange agreement.

                    AGREEMENTS RELATED TO THE SHARE EXCHANGE

This section of the joint proxy statement describes agreements related to the share exchange agreement, including the Naviset Voting Agreement, the NEBO Voting Agreement, the Affiliate Agreements, and the NEBO Employment Agreements. While Naviset and NEBO believe that these descriptions cover the material terms of these agreements, these summaries may not contain all of the information that is important to you. Forms of these agreements (other than the employment agreements) are attached as exhibits to the share exchange agreement that is attached as Annex A of this joint proxy statement.

Naviset Voting Agreement

The following officers and directors of Naviset have entered into a voting agreement: Lance Heaton and Eric Keith. By entering into the voting agreement these Naviset shareholders have irrevocably appointed NEBO as their lawful proxy and attorney-in-fact. Subject to the terms of the voting agreement, these proxies give NEBO the limited right to vote the Naviset common stock owned by these Naviset shareholders (a) in favor of the approval of the share exchange,
(b) in favor of any matter that could reasonably be expected to facilitate the share exchange, and (c) against any matter that is inconsistent with the share exchange and the other transactions contemplated by the share exchange agreement. These Naviset shareholders may vote their Naviset common stock on all other matters.

As of August 23, 2002, there were approximately 2,715,414 shares of Naviset common stock subject to the Naviset voting agreement representing approximately 28.8% of all outstanding Naviset common stock. None of the Naviset shareholders who are parties to the Naviset voting agreement were paid additional consideration for entering into the voting agreement.

Each Naviset shareholder who is a party to the Naviset voting agreement has agreed, subject to limited exceptions, not to sell, assign, transfer, pledge, encumber or otherwise dispose of the Naviset common stock, the underlying common stock and options owned, controlled or acquired, either directly or indirectly, by that person until the earlier of the termination of the share exchange agreement or the completion of the share exchange.

The Naviset voting agreement will terminate upon the earlier to occur of the termination of the share exchange agreement or the completion of the share exchange. The form of Naviset voting agreement is attached as Exhibit A to the share exchange agreement that is attached to this joint proxy statement as Annex A, and you are urged to read it in its entirety.

NEBO Voting Agreement

The following officers, directors and shareholders of NEBO have entered into a voting agreement: Scott Holmes. By entering into the voting agreement, this NEBO shareholder has irrevocably appointed Naviset as his lawful attorney and proxy. Subject to the terms of the voting agreement, this proxy gives Naviset the limited right to vote the shares of NEBO common stock owned by this NEBO shareholder (a) in favor of the adoption of the share exchange agreement, (b) in favor of any matter that could reasonably be expected to facilitate the share exchange, and (c) against any matter that is inconsistent with the consummation of the share exchange and the other transactions contemplated by the share exchange agreement. This NEBO shareholder may vote his shares of NEBO common stock on all other matters.

As of August 23, 2002, there were approximately 1,919,800 shares of NEBO common stock subject to the NEBO voting agreement representing approximately 10.2% of the outstanding NEBO common stock. None of the NEBO shareholders who are parties to the NEBO voting agreement were paid additional consideration for entering into the NEBO voting agreement.

Each NEBO shareholder who is a party to the NEBO voting agreement has agreed, subject to limited exceptions, not to sell, assign, transfer, pledge, encumber or otherwise dispose of the shares of NEBO common stock owned, controlled or acquired, either directly or indirectly, by that person until the earlier of the termination of the share exchange agreement or the completion of the share exchange.

The NEBO voting agreement will terminate upon the earlier to occur of the termination of the share exchange agreement and the completion of the share exchange. The form of NEBO voting agreement is attached as Exhibit B to the share exchange agreement that is attached to this joint proxy statement as Annex A, and you are urged to read it in its entirety.

Affiliate Agreements

The members of Naviset's board of directors and Naviset's executive officers, each of which is a shareholder of Naviset, have each executed an affiliate agreement. Under the affiliate agreements, these Naviset officers, directors and shareholders acknowledged the resale restrictions on the NEBO common stock to be received by them in the share exchange imposed by the rules promulgated under the Exchange Act and the Securities Act under which their NEBO common stock will be issued. In accordance with the affiliate agreements, NEBO will be entitled to place appropriate legends on the certificates evidencing any NEBO common stock to be received by them and to issue stop transfer instructions to the NEBO transfer agent. The form of affiliate agreement is attached as Exhibit C to the share exchange agreement that is attached to this joint proxy statement as Annex A, and you are urged to read it in its entirety.

Registration Rights

The share exchange agreement grants the Naviset shareholders certain registration rights with respect to the NEBO shares to be issued to them in the share exchange. Under the terms of this agreement, NEBO has agreed that it will file a registration statement within six months of the closing date of the exchange to register for resale under the Securities Act the NEBO common stock the Naviset shareholders will receive in the share exchange. NEBO is required to use its reasonable best efforts to effect such registration and to keep such registration statement continuously effective for the earlier of two years after the consummation of the share exchange or such date as the securities registered have been sold. NEBO has the right to defer the filing of the registration statement covering such registration for a period of up to 90 days if the board of directors of NEBO determines in good faith that the filing of the registration statement at the requested time would be seriously detrimental to NEBO or its shareholders. NEBO may also suspend use of the registration statement for a period of up to 45 consecutive days or 90 days in any 12 consecutive months if NEBO possesses in its reasonable judgment material non-public information. NEBO is responsible for paying all of the expenses associated with the registration, other than underwriters' discounts and commissions, any applicable stamp duty or transfer taxes, and any fees and expenses of the Naviset shareholders' counsel. The agreement also contains customary cross-indemnification covenants between NEBO and the Naviset shareholders.

Employment Agreements

In connection with the share exchange, Lance Heaton, Eric Keith, Byron Smith and Ben Gould will enter into employment agreements providing certain incentives to each to become employed by NEBO following the effectiveness of the share exchange.

                                   TAX MATTERS

Material Federal Income Tax Considerations

General

The following is a discussion of the material Federal income tax consequences of the share exchange generally applicable to holders of Naviset common stock who, pursuant to the share exchange, exchange their Naviset common stock for NEBO common stock, assuming that the share exchange is effected pursuant to applicable state law and as described in the share exchange agreement and in this joint proxy statement. This discussion only applies to holders who hold their shares of common stock as a capital asset for Federal income tax purposes. The discussion does not address all the Federal income tax consequences that may be relevant to Naviset shareholders in light of their particular circumstances or to Naviset shareholders subject to special rules including, but not limited to:

         o        a dealer in securities or currencies;

         o a trader in securities that elects to use a mark-to-market method of accounting for securities holdings;

         o        a bank or other financial institution;

         o        an insurance company;

         o        a tax-exempt organization;

         o a person whose functional currency for tax purposes is not the United States dollar;

         o        a person liable for U.S. alternative minimum tax;

         o a person that owns, or is treated as owning, 10% or more of any class of Naviset common stock;

         o a person who acquired shares of Naviset common stock through stock option or stock purchase programs or in other compensatory transactions; or

         o        a person who is not a holder.

For purposes of the discussion below, a person is a beneficial owner of Naviset common stock who or which is: (i) an individual who is a citizen or resident of the United States; (ii) a corporation or other entity taxable as a corporation, that was created or organized in or under the laws of the United States or any state thereof; (iii) an estate, the income of which is subject to U.S. federal income taxation, regardless of its source; or (iv) a trust, if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. citizens have the authority to control all of the substantial decisions of the trust.

If a partnership holds Naviset common stock, the tax treatment of a partner will generally depend upon the status of the partner and upon the activities of the partnership. If you are a partner of a partnership holding Naviset common stock, you should consult your tax advisor.

In addition, this discussion does not address any of the tax consequences to any Naviset shareholder that will own 5% or more of either the total voting power or the total value of the outstanding stock of NEBO after the share exchange (determined after taking into account ownership under the applicable attribution rules of the Internal Revenue Code and applicable Treasury regulations), and that fails to enter into a valid gain recognition agreement under applicable Treasury regulations.

The following discussion is based on and subject to the Internal Revenue Code, the regulations promulgated thereunder, and existing administrative rulings and court decisions, all as in effect on the date of this joint proxy statement and all of which are subject to change or varying interpretation, possibly with retroactive effect. This discussion also is based upon assumptions, limitations, representations and covenants, including those contained in representation letters of Naviset and NEBO and may not be relied upon if any of such assumptions, limitations, representations or covenants are, or later become, inaccurate.

The Share Exchange

The parties have determined that they will not obtain a tax or legal opinion as to tax considerations with regard to the share exchange. The companies have prepared this summary of tax considerations for your information, but you are urged to obtain the advice of your own tax and legal counsel to determine what impact the share exchange will have on your tax circumstances. The following summary assumes the tax consequences that will generally result from treatment of the share exchange as a reorganization described in Section 368(a) of the Internal Revenue Code:

         o no gain or loss will be recognized by Naviset or NEBO solely as a result of the share exchange;

         o no gain or loss will be recognized by the holders of Naviset common stock upon the receipt of NEBO common stock solely in exchange for Naviset common stock in the share exchange;

         o the aggregate tax basis of the NEBO common stock received by Naviset shareholders in the share exchange will be the same as the aggregate tax basis of the Naviset common stock surrendered in exchange therefor reduced by any tax basis allocable to a fractional share for which cash is received; and

         o the holding period with respect to NEBO common stock received by each Naviset shareholder in the share exchange will include the holding period for the NEBO common stock surrendered in exchange therefor.

The interpretation of the tax laws by the company is not binding on the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will not take a contrary view. No ruling from the Internal Revenue Service has been or will be sought. Future legislative, judicial or administrative changes or interpretations could alter or modify the statements and conclusions set forth herein, and any such changes or interpretations could be retroactive and could affect the tax consequences of the share exchange to Naviset, NEBO, or the shareholders of Naviset and NEBO. Accordingly, there can be no assurance that the IRS will not challenge the conclusions set forth in the closing tax opinions or that a court will not sustain such a challenge.

Reporting Requirements. Each Naviset shareholder that receives NEBO common stock in the share exchange will be required to file a statement with his, her or its federal income tax return setting forth his, her or its tax basis in the Naviset common stock surrendered and the fair market value of the NEBO common stock, if any, received in the share exchange, and to retain permanent records of these facts relating to the share exchange.

Distributions. NEBO does not expect to pay dividends in the foreseeable future. If NEBO does pay any dividends, however, the gross amount of any dividend received by holders with respect to NEBO common stock generally will be taxed at ordinary income tax rates to the extent such dividend does not exceed NEBO's current or accumulated earnings and profits, as calculated for Federal income tax purposes. To the extent any dividend exceeds NEBO's earnings and profits, the dividend will be treated as a tax-free return of capital to the extent of a holder's adjusted tax basis in NEBO common stock and will be applied against and reduce such basis on a dollar-for-dollar basis (thereby increasing the amount of gain and decreasing the amount of loss recognized on a subsequent disposition of such stock). To the extent that the distribution exceeds a holder's adjusted tax basis, the distribution will be taxed as if it was gain recognized on a sale or exchange of Naviset common stock.

Sale or Other Disposition of NEBO Common Stock. In general, in connection with the sale or other taxable disposition of NEBO common stock:

         o gain or loss will be recognized by the seller in an amount equal to the difference (if any) between the amount realized on such sale or other taxable disposition and the seller's adjusted tax basis in the NEBO common stock;

         o gain or loss recognized on the sale or other taxable disposition will be capital gain or loss and will be long-term capital gain or loss if the holding period for NEBO common stock is more than one year at the time of the sale or other disposition;

         o any gain or loss recognized on the sale or other taxable disposition will be treated as having a U.S. source for U.S. foreign tax credit purposes; and

         o the ability to deduct capital losses is subject to limitations.

Information Reporting and Backup Withholding. Any dividends paid, or proceeds from a sale of, NEBO common stock to or by a holder may be subject to information reporting, and a backup withholding tax may apply. Federal income tax laws require that, to avoid backup withholding on reportable payments, each Naviset shareholder must (a) provide NEBO with such shareholder's correct taxpayer identification number on Form W-9 and certify as to no loss of exemption from backup withholding or (b) establish a basis for exemption from backup withholding on a Form W-8 (including a form W-8BEN, W-8ECI, W-8EXP and W-8IMY) or Form W-9, as applicable. The backup withholding rate is currently 30%. Exempt shareholders (including, among others, all corporations and certain foreign individuals) are not subject to backup withholding and reporting requirements. If NEBO is not provided with the correct TIN or an adequate basis for exemption, the shareholders may be subject to a $50 penalty imposed by the Internal Revenue Service. If withholding is made and results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service. Reportable payments made pursuant to the share exchange will be reported to the extent required by the Internal Revenue Code to Naviset shareholders and the Internal Revenue Service.

This discussion is not intended to be a complete analysis or description of all potential U.S. federal income tax consequences or any other consequences of the share exchange or the holding of NEBO common stock. This discussion does not address any consequences arising under the laws of any state, locality or foreign jurisdiction. This discussion also does not address the tax consequences of an exchange or conversion of options or warrants for NEBO common stock into options or warrants for NEBO common stock.

Accordingly, Naviset shareholders are encouraged to consult their own tax advisors regarding the specific tax consequences of the share exchange, including tax return reporting requirements, the applicability of federal, state, local and foreign tax laws and the effect of any proposed change in the tax laws.

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                        DESCRIPTION OF NEBO CAPITAL STOCK

General

NEBO is authorized to issue 100,000,000 shares of common stock with no par value and 100,000,000 shares of preferred stock with no par value. At August 23, 2002, NEBO had issued and outstanding 18,797,445 shares of common stock. A total of 1,391,000 shares of common stock are reserved for issuance upon the exercise of options granted under our stock option plan to employees, officers and directors. NEBO has not issued any preferred shares.

The following summary of certain provisions of NEBO's securities and various provisions of NEBO's articles of incorporation and bylaws is not intended to be complete and reference is made to NEBO's articles of incorporation and bylaws.

Common Stock

Holders of common stock are entitled to one vote for each share held on all matters submitted to a vote of shareholders and do not have cumulative voting rights. Accordingly, holders of a majority of the shares of common stock entitled to vote in any election of directors may elect all of the directors standing for election. Holders of common stock are entitled to receive proportionately any dividends declared by the board of directors, subject to any preferential dividend rights of outstanding preferred stock. Upon the liquidation, dissolution or winding up of NEBO, the holders of common stock are entitled to receive ratably NEBO's net assets available after the payment of all debts and other liabilities and subject to the prior rights of any outstanding preferred stock. Holders of common stock have no preemptive, subscription, redemption or conversion rights. The rights, preferences and privileges of holders of common stock are subject to the rights of the holders of shares of any series of preferred stock, which NEBO may designate, and issue in the future. Under certain circumstances, some of the holders of common stock have the right to require NEBO to register their shares of common stock under the Securities Act of 1933, as amended.

Preferred Stock

Under the terms of NEBO's certificate of incorporation, the board of directors is authorized to designate and issue shares of preferred stock in one or more series without shareholder approval. The board has discretion to determine the rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences, of each series of preferred stock.

The purpose of authorizing the board of directors to issue preferred stock and determine its rights and preferences is to eliminate delays associated obtaining shareholder approval of issuances of preferred stock. The issuance of preferred stock, while providing desirable flexibility in connection with possible acquisitions and other corporate purposes, could make it more difficult for a third party to acquire, or could discourage a third party from attempting to acquire, a majority of NEBO's outstanding voting stock. NEBO has no present plans to issue any shares of preferred stock.

Utah Control Shares Acquisition Act and Certain Articles and Bylaw Provisions

NEBO is subject to the The Utah Control Share Acquisitions Act which provides, among other things, that, when any person obtains shares (or the power to direct the voting shares) of "an issuing public corporation" such that the person's voting power equals or exceeds any of three levels (20%, 33 1/3% or a majority), the ability to vote (or to direct the voting of) the "control shares" is conditioned on approval by a majority of the corporation's shares (voting in voting groups, if applicable), excluding "interested shares" (which include the shares acquired in the "control share acquisition"). Shareholder approval may occur at the next annual meeting of the shareholders, or, if the acquiring person requests and agrees to pay the associated costs of the corporation, at a special meeting of the shareholders (to be held within fifty (50) days of the corporation's receipt of the request by the acquiring person). If authorized by the articles of incorporation or the bylaws, the corporation may redeem control shares acquired in the control share acquisition at their fair market value if the acquiring person fails to file an acquiring person statement or if the shareholders do not grant full voting rights to the control shares. If the shareholders grant full voting rights to the control shares, and if the acquiring person obtained a majority or more of the voting power, all shareholders are entitled to dissenters' rights under Utah law. An acquisition of shares does not constitute a control share acquisition if (a) the corporation's articles of incorporation or bylaws provide that the Control Share Acquisition Act does not apply, (b) the acquisition is consummated pursuant to a merger in accordance with Utah law, or (c) under certain other specified circumstances.

NEBO's bylaws also provide that any action required or permitted to be taken by NEBO's shareholders at an annual meeting or special meeting of shareholders may only be taken if it is properly brought before such meeting and may not be taken by written action in lieu of a meeting. The bylaws further provide that special meetings of the shareholders may only be called by the Chairman of the board, President or NEBO's board of directors, as a whole. In order for a shareholder to have a matter properly brought before a meeting of the shareholders, a shareholder must comply with certain requirements regarding advance notice and provide certain information to NEBO. These provisions could have the effect of delaying until the next shareholders meeting shareholder actions, which are favored by the holders of a majority of NEBO's outstanding voting securities. These provisions could also discourage a third party from making a tender offer for NEBO's outstanding common stock, because even if it acquired a majority of NEBO's outstanding voting securities, it would be able to take action as a shareholder (such as electing new directors or approving a share exchange) only at a duly called shareholders meeting and not by written consent.

Transfer Agent and Registrar

The transfer agent and registrar for the common stock is Colonial Stock Transfer in Salt Lake City, Utah.

                        COMPARISON OF SHAREHOLDER RIGHTS

Both NEBO and Naviset are corporations incorporated under the laws of the state of Utah. The rights of NEBO and Naviset shareholders are governed by Utah law and by their respective articles of incorporation and bylaws.

If the share exchange is completed, Naviset shareholders will become holders of NEBO common stock and the rights of the former Naviset shareholders will continue to be governed by Utah law, and by the NEBO articles of incorporation and bylaws.

While Naviset and NEBO believe that the following description covers the material differences between the two companies' governing instruments, this summary may not contain all of the information that is important to you. This summary is not intended to be a complete discussion and it is qualified in its entirety to applicable Utah laws and the governing instruments of Naviset and NEBO. You should carefully read the following summary as well as the other documents we refer to for a more complete understanding of the differences between being a holder of Naviset common stock and a holder of NEBO common stock.

NEBO's organizational documents are on file with the SEC and will also be sent to you upon request. Naviset's organizational documents will be sent to you upon request. The following summarizes the material differences between the rights of holders of NEBO common stock and NEBO common stock:

Board of Directors

Size of the Board of Directors. Utah law permits the board of directors to change the authorized number of directors by amendment to the bylaws or in the manner provided in the bylaws unless the number of directors is fixed in the certificate of incorporation, in which case a change in the number of directors may be made only by amendment to the certificate of incorporation. The NEBO bylaws provide that the number of directors shall be from one to nine, as determined by resolution of the board of directors. NEBO currently has authorized a three-member board, but due to resignations during the last several


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

months, NEBO currently has only one director. Naviset's bylaws also provide that the number of directors will be determined by resolution of the board of directors, but in no event shall be less than three. Currently Naviset's board has three members.

Cumulative Voting. Utah law only permits cumulative voting in the election of directors if it is specifically provided for in the certificate of incorporation. If cumulative voting for directors is permitted, each share of stock normally having one vote may have a number of votes equal to the number of directors to be elected. A shareholder may then cast all such votes for a single candidate or allocate them among as many candidates as the shareholder chooses. Neither NEBO nor Naviset have authorized cumulative voting in their respective articles of incorporation.

Removal of Directors. Under Utah law, a director of a corporation may be removed with or without cause unless otherwise provided in the corporation's articles of incorporation. NEBO's Articles and By-Laws provide for removal by a majority vote of the shareholders.

Filling Vacancies on the Board of Directors. Utah law permits vacancies and newly created directorships to be filled by a majority of the remaining directors unless otherwise provided in the certificate of incorporation or bylaws. Each director elected in this manner holds office until his or her successor is elected at the next annual meeting at which the class to which the directorship belongs is to be elected or at a special meeting called for that purpose. NEBO's and Naviset's bylaws provide that any vacancy on the board may be filled by a majority of the directors then in office.

Shareholders Meetings; Voting

Annual Shareholders Meetings. Utah law requires an annual meeting of shareholders. Under Naviset's and NEBO's bylaws, an annual meeting of shareholders shall be held at a place and time designated by the board of directors, chairman of the board or president.

Special or Extraordinary Shareholders Meetings. Under Utah law, a special meeting of shareholders may be called by the board of directors or by any other person authorized to do so in the articles of incorporation or the bylaws. Under the Naviset and the NEBO bylaws and articles of incorporation, the board of directors may call a special meeting of shareholders and such meetings may be held within or outside Utah.

Notice of Shareholders Meetings. Under Utah law, written notice of general and special meetings of shareholders must be given not less than ten nor more than sixty days before the date of the meeting.

Quorum. Under the bylaws of both companies, the holders of a majority of the common stock that is issued, outstanding and entitled to vote upon the business to be transacted at the meeting, if present, in person or by proxy, constitutes a quorum.

Voting at Shareholders Meetings. Under Utah law, a company's articles of incorporation and bylaws govern shareholders voting rights. The articles of incorporation of both NEBO and Naviset entitle each holder of common stock to one vote for each share held on all matters submitted to a vote of the shareholders.

Inspection of Shareholders Lists and Other Records. Under Utah law, upon providing the corporation with a written demand at least five business days before the date the shareholder wishes to make an inspection, a shareholder and his agent and attorneys are entitled to inspect and copy, during regular business hours, (a) the articles of incorporation, bylaws, minutes of shareholders meetings and records of actions taken by the shareholders without a meeting for the previous three years, all written communications to shareholders within the previous three years, a list of the names and business addresses of the officers and directors, the most recent annual report delivered to the State of Utah, and all financial statements for periods ending during the previous three years and (b) if the shareholder is acting in good faith and for a proper purpose, excerpts from (i) the minutes of any meeting or records of any action taken by the board of directors or by a committee of the board of directors acting in place of the board of directors, (ii) minutes or records of any meeting of or action taken by the shareholders, (iii) waivers of notice of any


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

meeting of the shareholder, board of directors, or committee of the board of directors, (iv) accounting records of the corporation, and (v) shareholder lists.

Actions by Written Consent of Shareholders. Under Utah law, any action required to be taken or which may be taken at an annual or special meeting of shareholders may be taken without a meeting and without prior notice if a consent in writing is signed by the holders of outstanding stock having not less than the minimum number of votes necessary to authorize such action at a meeting at which all shares entitled to vote were present and voted. Utah law allows a corporation to eliminate the ability of shareholders to act by written consent. Elimination of written consents of shareholders could lengthen the amount of time required to take shareholder actions because certain actions by written consent are not subject to the minimum notice requirements of a shareholders meeting, and could deter hostile takeover attempts. Without a shareholders' written consent provision in a corporation's articles of incorporation, a holder or group of holders controlling a majority in interest of a corporation's capital stock would only be able to amend that corporation's bylaws or remove its directors by holding a shareholders meeting. Neither the NEBO nor the Naviset articles of incorporation or bylaws eliminate the ability of shareholders to act by written consent.

Share Exchanges and Other Fundamental Transactions

Business Combinations and Share Acquisitions. Under Utah law, a merger, share exchange or sale, lease, exchange or other disposition of all or substantially all of the assets of a corporation (other than in the ordinary course of the corporation's business) requires the approval of a majority (unless Utah law, the articles of incorporation, the bylaws or a resolution of the board of directors requires a greater number) of the outstanding shares of the corporation (voting in separate voting groups, if applicable). No vote of the shareholders of the surviving corporation in a merger is required if: (a) the articles of incorporation of the surviving corporation will not be changed; (b) each shareholder of the surviving corporation whose shares were outstanding immediately before the effective date of the merger will hold the same number of shares, with identical designations, preferences, limitations and relative rights, immediately after the merger; (c) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issuable as a result of the merger (either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger), will not exceed by more than 20% of the total number of voting shares of the surviving corporation outstanding immediately before the merger; and (d) the number of participating shares (shares that entitle their holder to participate without limitation in distributions) outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger (either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger), will not exceed by more than 20% the total number of participating shares of the surviving corporation outstanding immediately before the merger. Neither NEBO nor Naviset have adopted any provisions to their governing organizational documents that would affect this provision of the law.


Payment of Dividends and Repurchase of Shares of Stock. Under Utah law, a corporation is prohibited from making a distribution (including a repurchase of its shares) to its shareholders if, after giving effect to the distribution, the corporation would not be able to pay its debts as they become due in the usual course of business or the corporation's total assets would be less than its total liabilities (plus any amounts necessary to satisfy any preferential rights). It is the present policy of NEBO to retain any earnings for use in NEBO's business and it is anticipated that it will continue this policy following the effective date of the exchange.

Transactions with Officers and Directors. Under Utah law, a "director's conflicting interest transaction" (a transaction that is financially significant to the director or a person related to the director or a transaction brought or which in the normal course would be brought to the board of directors in which an entity or person related to the director is either a party or is so closely linked or for which or whom the transaction is so financially significant that the interest would reasonably be expected to exert an influence on the director's judgment) may not be enjoined, set aside, or give rise to an award of damages or other sanctions solely because the directors "conflicting interest" if the (a) the transaction received the affirmative vote of a majority of the directors who did not have a "conflicting interest" after disclosure to them of the existence of the conflicting interest and all other relevant facts; (b) approval of the transaction by a majority of the votes entitled to be cast by the holders of qualified shares present in person or by proxy after notice to the shareholders describing the "conflicting interest transaction" and disclosure to them of all other relevant facts; or (c) the transaction is established to be fair to the corporation.

Derivative Suits. Under Utah law, a person may not commence a derivative action unless the person was a shareholder of the corporation at the time when the transaction complained of occurred (unless the person became a shareholder through transfer by operation of law from a person who was a shareholder at the time). The complaint must be verified and allege with particularity (i) the demand made on the board of directors and that either the demand was refused or ignored by the board of directors, or (ii) if no demand was made on the board of directors, why the person did not make the demand. On the termination of the proceeding, if the court finds that the proceeding was commenced without reasonable cause, the court may require the plaintiff to pay the defendant's reasonable expenses, including counsel fees.

Appraisal or dissenters rights. Under Utah law, holders of shares of any class or series have the right, in certain circumstances, to dissent from a share exchange or consolidation by demanding payment in cash for their shares equal to the fair value of such shares, exclusive of any element of value arising from the accomplishment or expectation of the share exchange or consolidation, as determined by a court in an action timely brought by the corporation or the dissenters. Utah law grants dissenters appraisal rights only in the case of share exchanges or consolidations and not in the case of a sale or transfer of assets or a purchase of assets for stock, regardless of the number of shares being issued. Furthermore, no appraisal rights are available for shares of any class or series that are listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 shareholders, unless the agreement of share exchange or consolidation requires the holders thereof to accept for such shares anything other than:

         o        shares of stock of the surviving corporation;

         o shares of stock of another corporation which shares of stock are either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 shareholders;

         o cash in lieu of fractional shares of the stock described in the first two points above; or

         o        some combination of the above.

In addition, appraisal rights are not available for any shares of the surviving corporation if the share exchange did not require the vote of the shareholders of the surviving corporation.

Amendments to Organizational Documents

Amendments to Organizational Documents. Under Utah law, the board of directors may propose amendments to the articles of incorporation for submission to the shareholders, however, there are certain amendments the board of directors may make without shareholder approval. For an amendment to be adopted, (1) the board of directors must recommend the amendment to the shareholders (unless the board determines that because of a conflict of interest or other special circumstances it should not make a recommendation and communicates the basis for its determination to the shareholders), and (2) unless the articles of incorporation, the bylaws (if authorized by the articles of incorporation) or a resolution of the board of directors require a greater number, the amendment must be approved by (a) a majority of the votes entitled to be cast on the amendment by any voting group as to which the amendment would create dissenters' rights, (b) a majority of the votes entitled to be cast on the amendment by any voting group as to which the amendment would materially and adversely affect the voting group's rights in shares (including preferential rights, rights in redemption, preemptive rights, voting rights or rights in certain reverse splits), and (c) a majority of the votes cast by each and every other voting group (voting separately from any other voting group, as applicable, with shares constituting a quorum present for each voting group).

Exculpation and Indemnification

Indemnification and Limitation of Liability. Under Utah law, a corporation may, if so provided in its articles of incorporation, its bylaws or in a shareholder resolution, eliminate or limit the liability of a director to the corporation or its shareholders for monetary damages for any action taken or any failure to take action as a director, except liability for: (a) improper financial benefits received by a director; (b) intentional infliction of harm on the corporation or its stockholders; (c) payment of a distribution (a direct or indirect transfer of money or other property, including a dividend, to or incurrence of indebtedness for the benefit of its shareholders in respect of any of its shares), to shareholders after which the corporation is insolvent; and (d) an intentional violation of criminal law.

Such limitation of liability provisions also may not limit a director's liability for violation of, or otherwise relieve a corporation or its directors from the necessity of complying with, Federal or state securities laws, or affect the availability of non-monetary remedies such as injunctive relief or rescission. The NEBO and Naviset articles of incorporation and bylaws eliminate the liability of directors to the fullest extent permissible under Utah law, as such law exists currently or as it may be amended in the future.

NEBO has agreed to indemnify its directors and officers against certain liabilities and expenses incurred by such persons in connection with claims made by reason of their being such a director or officer for NEBO. Although NEBO currently does not have directors and officers insurance to assist in its obligation of providing indemnification for certain of its directors, officers, affiliates, partners or employees for certain liabilities, the company intends to obtain insurance prior to the closing of the exchange.

Naviset has agreed to indemnify Naviset's officers and directors serving at the request of Naviset as directors of NEBO against certain liabilities and expenses incurred by such persons in connection with claims made by reason of their being such a director or officer. This obligation will be assumed by NEBO following the effective date of the share exchange.

                                THE NEBO MEETING

We are sending you this document to provide you with important information regarding the share exchange in connection with the solicitation of proxies by NEBO's board of directors for use at the special meeting of its shareholders and at any adjournment or postponement of the special meeting.

This joint proxy statement is being mailed to NEBO shareholders on or about September 8, 2002.

Date, Time and Place of the NEBO Special Meeting

The date, time and place of the special meeting of NEBO shareholders are as follows:


                                October 10, 2002,
                            at 10:00 a.m. Local Time
                                at Parry's Lodge
                              89 East Center Street
                                Kanab, Utah 84741


Purpose of the Special Meeting

At the NEBO special meeting, NEBO shareholders will be asked to consider and vote upon the following proposals:


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


         o To adopt the share exchange agreement and approve the share exchange.

         o To grant NEBO management the discretionary authority to adjourn or postpone the special meeting in order to enable the NEBO board of directors to solicit additional proxies if there are not sufficient votes at the originally scheduled time of the special meeting to adopt the share exchange agreement.

         o To approve an amendment to the company's articles of incorporation changing the corporate name to Naviset Holdings, Corp.

         o To approve adoption of a new stock option plan for the Naviset options to be assumed as part of the share exchange.

         o To consider and vote upon any other matters that may properly come before the special meeting or any adjournment or postponement of the special meeting. NEBO is not currently aware of any other matter that will come before the special meeting.

Record Date

The NEBO board of directors has fixed the close of business on August 23, 2002 as the record date for determining the NEBO shareholders entitled to vote at the special meeting. Only holders of record of NEBO common stock as of the close of business on that date are entitled to vote at the special meeting. As of the record date, there were 18,797,445 shares of NEBO common stock issued and outstanding, constituting all of the outstanding voting stock of NEBO. Each share of NEBO common stock issued and outstanding as of the record date entitles its holder to cast one vote at the special meeting.

Quorum

To conduct business at the special meeting, a quorum must be present. The holders of a majority of the shares of NEBO common stock issued and outstanding and entitled to vote at the special meeting constitute a quorum. Holders of shares of common stock present in person or represented by proxy (including holders of shares who abstain or do not vote with respect to one or more of the matters presented for shareholder approval) will be counted for purposes of determining whether a quorum exists at the meeting. If a quorum is not present at the special meeting, the special meeting may be adjourned or postponed to solicit additional proxies.

Vote Required

The affirmative vote of the holders of a majority of the shares of NEBO common stock outstanding on the record date is required to approve the proposal to adopt the share exchange agreement and the name change. The affirmative vote of the holders of shares of common stock representing a majority of the votes cast on the adjournment proposal and the stock option plan proposal at the special meeting is required to approve these proposals.

Voting of Shares

General. Shares represented by a properly signed and dated proxy will be voted at the special meeting in accordance with the instructions indicated on the proxy. Proxies that are properly signed and dated but which do not contain voting instructions will be voted FOR adoption of the share exchange agreement, FOR the name change amendment, FOR the adoption of the stock option plan, and FOR the adjournment proposal. The proxy holder may vote the proxy in its discretion as to any other matter that may properly come before the meeting.

Abstentions. The shares represented by a properly executed proxy marked ABSTAIN as to a particular proposal will not be voted with respect to that proposal at the special meeting. Because the affirmative vote of a majority of the outstanding shares of NEBO common stock is required to adopt the share exchange agreement and the name change, if you mark your NEBO proxy ABSTAIN, it will have the effect of a vote against adoption of the share exchange agreement and the name change. Because a majority of the votes cast is required to pass the adjournment proposal and to approve the stock option plan, if you mark your NEBO proxy ABSTAIN, it will have no effect on those three proposals.

Broker Non-Votes. If your shares of NEBO common stock are held by your broker, your broker will vote your shares for you only if you provide instructions to your broker on how to vote your shares. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares. Your broker cannot vote your shares of NEBO common stock without specific instructions from you. Because the affirmative vote of a majority of the outstanding shares of NEBO common stock is required to adopt the share exchange agreement and the name change amendment, if you do not instruct your broker how to vote, it will have the effect of a vote AGAINST adoption of the share exchange. Because a majority of the votes cast is required to pass the adjournment proposal and approve adoption of the stock option plan, if you do not instruct your broker how to vote, it will have no effect on those proposals.

Voting Shares in Person that are Held through Brokers. If your shares are held by your broker or another nominee and you wish to vote those shares in person at the special meeting, you must obtain from the nominee holding your NEBO common stock a properly executed legal proxy identifying you as a NEBO shareholder, authorizing you to act on behalf of the nominee at the special meeting and identifying the number of shares with respect to which the authorization is granted.

How to Revoke a Proxy

A NEBO shareholder may revoke any proxy at any time before its exercise by delivering to the Secretary of NEBO a written revocation or a subsequently dated proxy or by voting in person at the special meeting. Attendance at the special meeting will not itself have the effect of revoking a proxy unless the shareholder gives affirmative notice at the meeting that the shareholder intends to revoke the proxy and vote in person.

Voting Agreements

As of the record date, NEBO directors, executive officers and shareholders holding as a group approximately 10.2% of the outstanding shares of NEBO common stock entitled to vote at the special meeting have agreed to vote all of their shares of NEBO common stock in favor of the adoption of the share exchange agreement, the name change, the adoption of the stock option plan, and the adjournment proposal and have executed and delivered to Naviset irrevocable proxies to vote their shares in that manner. For more information, see Agreements Related to the Share Exchange -- NEBO Voting Agreements on page 46.

Adjournment of the Special Meeting

If at the NEBO special meeting on October 10, 2002, the number of shares of NEBO common stock present or represented and voting in favor of the proposal to adopt the share exchange agreement is insufficient under Utah law to adopt the share exchange agreement, NEBO management intends to move to adjourn the special meeting in order to enable the NEBO board of directors to solicit additional proxies in favor of the proposal. In that event, NEBO will ask its shareholders to vote only upon the adjournment proposal and not upon the share exchange proposal.

In the adjournment proposal, NEBO is asking its shareholders to authorize the holder of any proxy solicited by the NEBO board of directors to vote in favor of granting NEBO's management the discretionary authority to adjourn or postpone the NEBO special meeting, and any later adjournments, in order to enable the NEBO board of directors to solicit additional proxies in favor of the share exchange proposal. If the shareholders approve the adjournment proposal, NEBO's management could adjourn or postpone the special meeting, and any adjourned session of the special meeting, and use the additional time to solicit additional proxies in favor of the share exchange proposal, including the solicitation of proxies from shareholders that have previously voted against the share exchange proposal. Among other things, approval of the adjournment proposal could mean that, even if NEBO had received proxies representing a


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

sufficient number of votes against the share exchange proposal to defeat it, NEBO's management could adjourn the special meeting without a vote on the share exchange proposal and seek during that period to convince the holders of those shares to change their votes to votes in favor of the share exchange proposal.

The NEBO board of directors believes that if the number of shares of NEBO common stock present or represented at the special meeting and voting in favor of the share exchange proposal of the name change is insufficient to approve the share exchange proposal or the name change, it is in the best interests of the shareholders of NEBO to enable the board of directors, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of the share exchange proposal and the name change, as the case may be, to bring about its approval.

Expenses of Solicitation of Proxies

NEBO will pay its own costs of soliciting proxies, including the costs of any proxy solicitor it may elect to employ, and will share equally with Naviset the expenses incurred in connection with the filing and printing of this joint proxy statement. NEBO will reimburse brokers, banks, fiduciaries, nominees and others for the out-of-pocket expenses and other reasonable clerical expenses they incur in forwarding proxy materials to beneficial owners of NEBO common stock held in their names. Directors, officers and employees of NEBO may solicit proxies, without additional remuneration, by telephone, facsimile, electronic mail, telegraph and in person.

Shareholder Proposals

NEBO's bylaws limit the business that may be transacted at a special meeting of shareholders to matters relating to the purposes of the meeting stated in the notice of the meeting. Accordingly, shareholders may not submit other proposals for consideration at the special meeting.

NEBO will hold a 2003 Annual Meeting of Shareholders in February 2003. Proposals of shareholders submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 to be presented at the 2003 Annual Meeting of Shareholders must be received by NEBO at its principal executive offices no later than December 14, 2002 in order to be considered for inclusion in NEBO's proxy materials for that meeting.

Recommendation of the Board of Directors

After careful consideration, the sole remaining member of the NEBO board of directors has approved the share exchange and the name change, as well as the stock option plan and the other matters to be voted upon at the special meeting. The NEBO board of directors has determined the share exchange is consistent with, and in furtherance of, NEBO's long-term business strategy and that the share exchange is fair to, advisable and in the best interests of NEBO and its shareholders and recommends that NEBO shareholders vote FOR the adoption of the share exchange agreement and the related matters. The NEBO board of directors also recommends that the NEBO shareholders vote FOR the name change, FOR approval of the stock option plan, and FOR the adjournment proposal. For more information on this recommendation, see The Proposed Share Exchange -- NEBO's Reasons for the Share Exchange and Recommendation of NEBO's Board of Directors beginning on page 30.


                               THE NAVISET MEETING

Date, Time and Place of the Naviset Special Meeting

The enclosed proxy is solicited on behalf of the board of directors of Naviset for use at the special meeting of Naviset shareholders and at any adjournment or postponement of the special meeting. The date, time and place of the special meeting of Naviset shareholders are as follows:

                                October 10, 2002
                              8:00 a.m. Local Time
                                at Parry's Lodge
                              89 East Center Street
                                Kanab, Utah 84741


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


Purpose of the Special Meeting

At the Naviset special meeting, Naviset shareholders will be asked to consider and vote upon the following proposal:

         o To consider and vote on a proposal to adopt the share exchange agreement dated August 21, 2002, whereby the shares of Naviset will be exchanged one-for-one for shares of NEBO common stock and Naviset will become a wholly owned subsidiary of NEBO.

         o To grant Naviset management the discretionary authority to adjourn or postpone the special meeting in order to enable the Naviset board of directors to solicit additional proxies if there are not sufficient votes at the originally scheduled time of the special meeting to adopt the share exchange agreement.

         o To transact such other business as may properly come before the special meeting or any adjournment or postponement. For more information regarding the proposal described above, see Proposal to Naviset Shareholders to be Voted on at Naviset Special Meeting on page 60.

Record Date

Holders of Naviset common stock on August 23, 2002 are entitled to receive notice of the special meeting or any adjournment of the special meeting and to vote at the meeting.

As of the record date, there were 9,432,192 shares of Naviset common stock, par value $0.001 per share, issued and outstanding held by approximately 54 holders of record.

Quorum

To conduct business at the special meeting, a quorum must be present. Naviset's articles of incorporation provide that the presence at a special meeting, either in person or by proxy, of persons owning a majority of the issued and outstanding shares of the company entitled to vote at the meeting, constitutes a quorum for the transaction of business. Naviset will treat common stock represented by a properly signed and returned proxy, including abstentions, as present at the meeting for the purposes of determining the presence or absence of a quorum for the transaction of business.

Voting of Common stock

Generally. Votes may be given at the special meeting either personally or by proxy.
Proxies. Naviset common stock represented by a properly signed and dated proxy will be voted at the special meeting in accordance with instructions indicated on the proxy. Proxies that are properly signed and dated but which do not contain voting instructions will be voted FOR approval of the proposals presented at the special meeting as more fully described in this joint proxy statement. A proxy holder may vote the proxy in his, her or its discretion as to any other matter, which may properly come before the special meeting.

Abstentions. Naviset will count a properly executed proxy marked ABSTAIN as present for purposes of determining whether a quorum is present, but the shares represented by that proxy will not be voted at the special meeting. Your abstention, however, will not have an effect on the vote for any of the proposals to be voted upon at the meeting.


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


Expenses of Solicitation of Proxies

Naviset will pay its own costs of soliciting proxies and will share equally with NEBO the expenses incurred in connection with the filing and printing of this joint proxy statement. Following the original mailing of the proxies and other solicitation materials, Naviset will request banks, brokers, dealers and voting trustees or other nominees, to solicit their customers who are owners of shares listed of record and names of nominees, and will reimburse them for reasonable out-of-pocket expenses of solicitation.

In addition to solicitation by mail, directors, officers and key employees of Naviset may solicit proxies in person or by telephone, telegram or other means of communications. These persons will receive no additional compensation for solicitation of proxies but may be reimbursed for reasonable out-of-pocket expenses.

How to Revoke a Proxy

You may revoke your proxy before it is voted by:


         o providing written notice before the meeting that you have revoked your proxy by mail or facsimile to:

                  Naviset Holdings Corp.
                  7665 South Main Street
                  Midvale, Utah 84047
                  Fax: (801) 208-5051

         o        submitting a new signed proxy with a later date to Naviset; or

         o        attending the meeting and voting in person.

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to us a written notice of revocation or a duly executed proxy bearing a later date or by attending the special meeting and voting in person.

Voting Agreements

As of the record date, Naviset directors, executive officers and shareholders holding as a group approximately 28.8% of the voting power of Naviset common stock entitled to vote on the share exchange proposal at the special meeting have agreed to vote all of their Naviset shares in favor of the approval of the share exchange proposal, and have executed and delivered to NEBO irrevocable proxies to vote their Naviset common stock in favor of the share exchange proposal.

Vote Required

The affirmative vote of the holders of a majority of the outstanding common stock of Naviset represented, in person or by proxy, at the special meeting and voting on the share exchange proposal is required to approve the share exchange proposal. However, NEBO has the right to terminate the share exchange agreement if the holders of more than 3% of the issued and outstanding Naviset shares vote against the exchange and exercise their dissenters' rights under the statute.

Unless otherwise instructed, the proxies will vote FOR the adoption of the proposal set forth in the accompanying notice of special meeting.

Recommendation of the Board of Directors

The board of directors of Naviset believes that the share exchange proposal is in the best interests of Naviset and the shareholders of Naviset. Naviset's board of directors has, by unanimous vote, approved the share exchange proposal


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

and unanimously recommends that Naviset shareholders vote FOR the approval of the share exchange proposal.

To ensure that your shares are represented at the meeting, please complete, date and sign the enclosed proxy and mail it promptly in the postage prepaid envelope provided, whether or not you plan to attend the meeting. You may revoke your proxy at any time before it is voted.


                    RECOMMENDATION OF THE BOARDS OF DIRECTORS

The Naviset and NEBO boards of directors have unanimously determined that the share exchange is consistent with and in furtherance of the long-term business strategy of their respective corporations and is fair to, and in the best interests of, their respective shareholders. Accordingly, the boards of directors of both NEBO and Naviset unanimously adopted a resolution approving the share exchange agreement, the share exchange and the issuance of the NEBO common stock in exchange for the Naviset common stock in the share exchange and resolved to convene special meetings of their respective shareholders for the purpose of proposing all resolutions required to effectuate the share exchange and the other matters contained in the share exchange proposal as set forth above.

THE NEBO BOARD OF DIRECTORS RECOMMENDS THAT NEBO SHAREHOLDERS VOTE FOR THE SHARE EXCHANGE PROPOSAL

THE NAVISET BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT NAVISET SHAREHOLDERS VOTE FOR THE SHARE EXCHANGE PROPOSAL


                                NEBO PROPOSAL #2
             APPROVAL OF AMENDMENT OF NEBO ARTICLES OF INCORPORATION
                 TO CHANGE OUR NAME TO "NAVISET HOLDINGS, CORP."

General


NEBO has agreed in the share exchange agreement that we would change our name to "Naviset Holdings, Corp." following the effective date of the share exchange. The change of corporate name is effected by filing an amendment to the company's articles of incorporation. If the NEBO shareholders approve this proposal and if the share exchange is consummated, we will file the amendment to the articles of incorporation. The form of the amendment is attached as Annex C to this proxy statement and incorporated herein by reference.


Other than the name change, the remaining provisions of the NEBO articles of incorporation, as currently in effect, will not be changed as a result of the approval of the amendment to the articles of incorporation.


Vote Required

Approval of the amendment to the articles of incorporation requires the affirmative vote of a majority of the shares of common stock voted at the special meeting.


THE NEBO BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND NEBO'S ARTICLES OF INCORPORATION TO CHANGE THE CORPORATE NAME TO "NAVISET HOLDINGS, CORP."

                                NEBO PROPOSAL #3




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

                              APPROVAL AND ADOPTION
                                     OF THE
                             2002 STOCK OPTION PLAN

The NEBO board of directors has approved the 2002 Stock Option Plan. The plan is adopted for the purpose of assuming the Naviset stock options, which will be converted to options to purchase NEBO common stock.


The following is a summary of the material terms of the 2002 Plan. Because this is a summary it does not contain all of the provisions of the plan that may be of importance to you. You should read the plan carefully. A copy of the 2002 Plan is attached to this proxy statement as Annex D. We have reserved 15,000,000 shares of common stock for issuance under the 2002 Plan.


General


The 2002 Plan provides for the grant of incentive stock options and nonstatutory stock options to employees, directors and consultants of NEBO and its subsidiaries. Incentive stock options granted under the 2002 Plan are intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Nonstatutory stock options granted under the 2002 Plan are not intended to qualify as incentive stock options under the Code. See "Federal Income Tax Information" on page 64 of this proxy statement for a discussion of the tax treatment of awards granted under the plan.


Purpose


The 2002 Plan is intended to encourage employees and directors of NEBO to acquire equity interests in NEBO and to provide a means whereby these persons may develop a sense of proprietorship and personal involvement in the financial success of NEBO, thereby encouraging them to devote their best efforts to the business of NEBO. The 2002 Plan also is intended to enhance the ability of NEBO to attract and retain the services of individuals who are essential for the progress, growth and profitability of NEBO. All of the approximately 165 employees and directors of NEBO and its subsidiaries (including, following the consummation of the exchange, Naviset) are eligible to participate in the 2002 Plan, with awards made at the discretion of the board of directors or the committee of the board which will administer the 2002 Plan.


Administration


The board of directors or a committee of the board will administer the 2002 Plan. Subject to the provisions of the 2002 Plan, the board of directors has the power to construe and interpret the 2002 Plan and to determine the persons to whom and the dates on which awards will be granted, the number of shares of common stock to be subject to each award, the time or times during the term of each award within which all or a portion of such award may become vested and be exercised, the exercise price, the type of consideration allowable as payment (where there is a purchase price for the award) and other terms of the award.


The board of directors may delegate administration of the 2002 Plan to a committee composed of not fewer than two members of the board. The committee will consist of at least of two or more outside directors, as that term is defined in Section 162(m) of the Code and the regulations thereunder, who are also non-employee directors, as that term is defined in Rule 16b-3 of the Exchange Act. As used in this discussion of the 2002 Plan, the board refers to any committee of the board so appointed as well as to the board itself.


Stock Subject to Awards


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



A total of 15,000,000 shares of common stock is reserved for issuance under the 2002 Plan. If awards granted under the 2002 Plan expire or otherwise terminate without being exercised, the shares of common stock not acquired pursuant to those awards again become available for issuance under the 2002 Plan.


Eligibility


Employees (including officers), directors and consultants of NEBO and its subsidiaries are eligible to receive awards, except that only employees are eligible to receive incentive stock options. The 2002 Plan limits the value of incentive stock options that may be granted to a person during any calendar year under the 2002 Plan, consistent with the requirements of the Code applicable to incentive stock options. In addition, awards granted in connection with promotions or other incentives related to performance of the employee under the 2002 Plan are subject to limitations imposed by Section 162(m) of the Code.


Stock Options


The exercise price of options may not be less than 100% of the fair market value of the stock subject to the option on the date of the grant. The exercise price of options granted must be paid either (i) in cash at the time the option is exercised or (ii) by delivery of other common stock of NEBO, or (iii) from the proceeds of a sale through a broker of shares to which the exercise relates.


Options may become exercisable (vest) in cumulative increments as determined by the board. Typically, shares covered by currently outstanding options vest over a four-year period from the date of grant during the participant's employment by, or service as a director or consultant to, NEBO or a subsidiary, although different vesting schedules are permitted. The board has the power to accelerate the time during which an option may vest or be exercised. The maximum term of options is 10 years. Unless otherwise stated in an option agreement, vested options will remain exercisable for 90 days after the participant terminates service with NEBO or one of its subsidiaries.


Options granted under the 2002 Plan to replace Naviset options assumed by NEBO in the share exchange will have substantially the same terms and conditions as the options they replace.


Withholding


To the extent permitted by the board, a participant may satisfy any federal, state or local tax withholding obligation relating to the receipt of shares under an award by a cash payment upon exercise, by authorizing NEBO to withhold a portion of the stock otherwise issuable to the participant, by delivering already-owned common stock or by a combination of these means.


Restrictions on Transfer


A participant may not transfer an incentive stock option other than by will or by the laws of descent and distribution. During the lifetime of a participant, only the named participant may exercise an incentive stock option. The board may grant awards, other than incentive stock options, that are transferable to the extent provided in the award agreement. Transfers of these awards are permitted by the participant to members of the participant's immediate family.


Adjustment Provisions


Following adoption of the 2002 Plan, if NEBO is party to a transaction such as a merger, consolidation, reorganization, combination of shares, recapitalization or other change in the capital structure of NEBO, partial or complete liquidation, stock dividend, issuance of a warrant or writ, stock split, or any other corporate transaction or event having an effect similar to any of the foregoing, the board of directors will adjust the kind and number of shares of common stock subject to the 2002 Plan, and outstanding awards will be adjusted as to the kind, number of shares and price per share of common stock subject to those awards.


Duration and Amendment


The board may suspend or terminate the 2002 Plan without shareholder approval or ratification at any time or from time to time. The 2002 Plan will continue in effect for ten years from the date the 2002 Plan is adopted or the date the 2002 Plan is approved by the shareholders.


The board may also amend the 2002 Plan at any time or from time to time. The board may submit amendments to the shareholders for their approval if deemed necessary or appropriate in its sole discretion.


Federal Income Tax Information


The following is a brief summary of the federal income tax consequences of certain transactions under the 2002 Plan based on federal income tax laws in effect on January 1, 2002. This summary is not intended to be exhaustive and does not describe state or local tax consequences. Additional or different federal income tax consequences to the employee or NEBO may result depending upon other considerations not described below.


Incentive Stock Options


Incentive stock options under the 2002 Plan are intended to be eligible for the favorable federal income tax treatment accorded incentive stock options under the Code.


The aggregate fair market value, determined at the time of grant, of the shares of common stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under the 2002 Plan and all other such plans of NEBO and its affiliates) may not exceed $100,000.


There generally are no federal income tax consequences to the participant or NEBO by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the participant's alternative minimum tax liability, if any.


If a participant holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the option is granted and more than one year from the date on which the shares are transferred to the participant upon exercise of the option, any gain or loss on a sale of such stock will be a long-term capital gain or loss. Generally, if the participant sells the stock before the expiration of either of these holding periods (a disqualifying disposition), then at the time of sale the participant will realize taxable ordinary income equal to the lesser of (i) the excess of the stock's fair market value on the date of exercise over the exercise price, or
(ii) the participant's actual gain, if any, on the sale. The participant's additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year.


To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, NEBO generally will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.


Nonstatutory Stock Options


Nonstatutory stock options granted under the 2002 Plan generally have the following federal income tax consequences:

There are no tax consequences to the participant or NEBO by reason of the grant of a nonstatutory stock option. Upon exercise of the option, the participant normally will recognize taxable ordinary income equal to the excess, if any, of the stocks fair market value on the acquisition date over the exercise price. With respect to employees, NEBO generally is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of
Section 162(m) of the Code and the satisfaction of a tax reporting obligation, NEBO generally will be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.


Upon a sale of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the stock option. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Different rules may apply to participants who are subject to Section 16(b) of the Exchange Act.


Potential Limitation on Company Deductions


Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain covered employees in a taxable year to the extent that the compensation paid to such covered employee exceeds $1 million. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from NEBO, may cause this limitation to be exceeded in any particular year. Certain kinds of compensation, including qualified performance-based compensation, are disregarded for purposes of the deduction limitation. In accordance with Treasury Regulations issued under Section 162(m), compensation attributable to stock options will qualify as performance-based compensation if the award is granted by a compensation committee comprised solely of outside directors and either (i) the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the award is no less than the fair market value of the stock on the date of grant, or (ii) the award is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the award is approved by stockholders.


Awards to purchase restricted stock will qualify as performance-based compensation under the Treasury Regulations only if (i) the award is granted by a compensation committee comprised solely of outside directors, (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, (iii) the compensation committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied and (iv) prior to the granting (or exercisability) of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount or formula used to calculate the amount payable upon attainment of the performance goal).


Options Granted to Replace Naviset Options Held by Naviset Management


Some current Naviset officers and directors will become officers and directors of NEBO following the closing of the share exchange. These officers and directors hold options in Naviset, which will be converted to NEBO options as part of the exchange as follows:

         o Lance Heaton, former CEO and Chairman of Naviset, will be named as CEO and Chairman of NEBO, and will receive options for 4,200,000 shares to replace current Naviset stock options;

         o Eric Keith, former President and director of Naviset, will be named President and director of NEBO, and will receive options for 2,900,000 shares to replace current Naviset stock options;

         o Ben Gould, former chief strategy and operating officer of Naviset, will be named chief strategy and operating officer of NEBO, and will receive options for 2,600,000 shares to replace current Naviset stock options;

         o Byron Smith, former Chief Financial Officer of Naviset will be named Chief Financial Officer of NEBO, and will receive options for 2,400,000 shares to replace current Naviset stock options.

Vote Required


Approval of the adoption of the 2002 Plan requires the affirmative vote of a majority of the shares of common stock voted at the special meeting.


THE NEBO BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO ADOPT THE 2002 PLAN.

To ensure that your shares are represented at the meeting, please complete, date and sign the enclosed proxy and mail it promptly in the postage prepaid envelope provided, whether or not you plan to attend the meeting. You may revoke your proxy at any time before it is voted.

                                  LEGAL MATTERS

Durham Jones & Pinegar, a Professional Corporation, will pass upon the validity of the NEBO common stock to be issued in connection with the share exchange for NEBO.

                                     EXPERTS

The consolidated financial statements of NEBO appearing in NEBO's Annual Report on Form 10-KSB, as amended, for the fiscal year ended December 31, 2001, have been audited by Tanner + Company, independent auditors, as set forth in their report thereon included therein and incorporated herein by reference. Such consolidated financial statements are incorporated herein by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The consolidated financial statements of Naviset appearing in this proxy statement for the fiscal year ended September 30, 2001 have been audited by Pritchett Seiler & Hardy, LLP, independent public accountants, as indicated in their report with respect thereto.

                       DOCUMENTS INCORPORATED BY REFERENCE

This joint proxy statement incorporates documents by reference that are not included in or delivered with this document. The SEC allows NEBO to incorporate by reference the information that it files with the SEC, which means that NEBO can disclose important information to you by referring you to those documents. Documents that are incorporated by reference contain important information about NEBO and its finances. All documents filed by NEBO under section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, after the date hereof and before the date of the NEBO special meeting are incorporated by reference into and are a part of this joint proxy statement from the date of filing of each such document.

You should rely only on the information contained in this document or that NEBO or Naviset has referred to you. Naviset and NEBO have not authorized anyone to provide you with information that is different.

The following documents, which were filed by NEBO with the SEC, are incorporated by reference into this joint proxy statement:

         o NEBO's annual report on Form 10-KSB, as amended, for the fiscal year ended December 31, 2001;

         o NEBO's quarterly report on Form 10-QSB for the quarter ended March 31, 2002;

         o NEBO's quarterly report on Form 10-QSB for the quarter ended June 30, 2002;

         o NEBO's definitive proxy statement on Schedule 14A filed on July 16, 2002; and

         o the description of NEBO's common stock contained in its registration statement on Form SB-2, effective July 16, 2001.

Any statement contained in a document incorporated or deemed to be incorporated in this document by reference will be deemed to be modified or superseded for purposes of this joint proxy statement to the extent that a statement contained in this document or any other subsequently filed document that is deemed to be incorporated in this document by reference modifies or supersedes the statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this joint proxy statement.

                       WHERE YOU CAN FIND MORE INFORMATION

The documents incorporated by reference into this joint proxy statement are available from Naviset or NEBO upon request. We will provide to you a copy of any and all of the information that is incorporated by reference in this joint proxy statement (not including exhibits to the information unless those exhibits are specifically incorporated by reference into this joint proxy statement), without charge, upon written or oral request.

NEBO files reports, proxy statements and other information with the SEC. Copies of these reports, proxy statements and other information may be inspected and copied at the public reference facility maintained by the SEC:

                                 Judiciary Plaza
                                    Room 1024
                             450 Fifth Street, N.W.
                             Washington, D.C. 20549

Copies of these materials can also be obtained by mail at prescribed rates from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549 or by calling the SEC at 1-800-SEC-0330. The SEC maintains a website that contains reports, proxy statements and other information regarding each of us. The address of the SEC website is http://www.sec.gov.

Reports, proxy statements and other information concerning NEBO may also be inspected at: The National Association of Securities Dealers, 1735 K Street N.W., Washington, D.C. 20006.

This joint proxy statement is dated September 8, 2002. You should not assume that the information contained in this joint proxy statement is accurate as of any date other than September 8, 2002, and neither the mailing of the joint proxy statement to Naviset shareholders and NEBO shareholders nor the issuance of NEBO common stock in the share exchange shall create any implication to the contrary.

Information on NEBO's Web Sites


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

Information on any NEBO Internet web site or the web site of any subsidiary of NEBO is not part of this document and you should not rely on that information in deciding whether to approve the share issuance, unless that information is also in this document or in a document that is incorporated by reference in this document.

Information on Naviset's Web Sites

Information on any Naviset Internet web site or the web site of any subsidiary of Naviset is not part of this document and you should not rely on that information in deciding whether to approve the share exchange, unless that information is also in this document or in a document that is incorporated by reference in this document.

This document does not constitute an offer to sell, or a solicitation of an offer to purchase, the NEBO common stock or the solicitation of a proxy, in any jurisdiction to or from any person to whom or from whom it is unlawful to make the offer, solicitation of an offer or proxy solicitation in that jurisdiction. Neither the delivery of this joint proxy statement nor any distribution of securities means, under any circumstances, that there has been no change in the information set forth in this document or in its affairs since the date of this joint proxy statement. The information contained in this document with respect to NEBO and its subsidiaries was provided by NEBO. Naviset provided the information contained in this document with respect to Naviset and its subsidiaries.

                                   EXHIBIT A

                                VOTING AGREEMENT

         VOTING AGREEMENT, dated as August 21, 2002 (this "Agreement"), among the Shareholders of Naviset Holdings Corp., a Utah corporation ("Naviset") listed on the signature page hereto (collectively, "Shareholders" and each individually, a "Shareholder"), Naviset and NEBO Products, Inc., a Utah corporation ("NEBO"). Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to them in the Share Exchange Agreement referred to below.

         WHEREAS, as of the date hereof, the Shareholders collectively own of record and beneficially Naviset common stock as set forth on Schedule I hereto (such shares, or any other voting or equity securities of Naviset hereafter acquired by any Shareholder prior to the termination of this Agreement, being referred to herein collectively as the "Shares");

         WHEREAS, immediately prior to the execution of this Agreement, Naviset and NEBO are entering into an Share Exchange Agreement, dated as of the date hereof (the "Share Exchange Agreement"), pursuant to which, upon the terms and subject to the conditions thereof, NEBO will acquire Naviset by exchanging shares of NEBO common stock for all of the issued and outstanding shares of Naviset common stock and Naviset will become a wholly owned subsidiary of NEBO (the "Share Exchange"); and

         WHEREAS, as a condition to the willingness of NEBO to enter into the Share Exchange Agreement, NEBO has required that the Shareholders agree, and in order to induce NEBO to enter into the Share Exchange Agreement, the Shareholders are willing, to enter into this Agreement.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereby agree, severally and not jointly, as follows:

         Section 1.    Voting of Shares.

         (a) Each Shareholder covenants and agrees that until the termination of this Agreement in accordance with the terms hereof, at the Naviset Meeting or any other meeting of the shareholders of Naviset, however called, and in any action by written consent of Naviset, such Shareholder will vote, or cause to be voted, all of his, her or its respective Shares (a) in favor of the approval of the Share Exchange Proposal and (b) in favor of any matter that could reasonably be expected to facilitate the Share Exchange and against any matter that is inconsistent with the consummation of the Share Exchange and the other transactions contemplated by the Share Exchange Agreement (including, without limitation, against any other Acquisition Proposal).

         (b) Each Shareholder hereby irrevocably grants to, and appoints, NEBO, and any individual designated in writing by it, and each of them individually, as its proxy and attorney-in-fact (with full power of substitution), for and in its name, place and stead, to vote his, her or its Shares at any meeting of the shareholders of Naviset called with respect to any of the matters specified in, and in accordance and consistent with this Section 1. Each Shareholder understands and acknowledges that NEBO is entering into the Share Exchange Agreement in reliance upon the Shareholder's execution and delivery of this Agreement. Each Shareholder hereby affirms that the irrevocable proxy set forth in this Section 1(b) is given in connection with the execution of the Share Exchange Agreement, and that such irrevocable proxy is given to secure the performance of the duties of such Shareholder under this Agreement. Except as otherwise provided for herein, each Shareholder hereby (i) affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked, (ii) ratifies and confirms all that the proxies appointed hereunder may lawfully do or cause to be done by virtue hereof and (iii) affirms that such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of applicable law. Notwithstanding any other provisions of this Agreement, the irrevocable proxy granted hereunder shall automatically terminate upon the termination of this Agreement.

         Section 2.    Transfer of Shares.

         (a) Each Shareholder covenants and agrees that such Shareholder will not directly or indirectly (i) sell, assign, transfer (including by merger, testamentary disposition, interspousal disposition pursuant to a domestic relations proceeding or otherwise by operation of law), pledge, encumber or otherwise dispose of any of the Shares, (ii) deposit any of the Shares into a voting trust or enter into a voting agreement or arrangement with respect to the Shares or grant any proxy or power of attorney with respect thereto which is inconsistent with this Agreement or (iii) enter into any contract, option, short sale, equity swap, hedge or other arrangement or undertaking with respect to the direct or indirect actual or potential sale, assignment, transfer (including by merger, testamentary disposition, interspousal disposition pursuant to a domestic relations proceeding or otherwise by operation of law) or other disposition of any Shares.

         (b) Each Shareholder agrees to submit to Naviset contemporaneously with or promptly following execution of this Agreement all certificates representing the Shares so that Naviset may place thereon a conspicuous legend referring to the transfer restrictions set forth in this Agreement and Naviset shall cause its transfer agent to decline to transfer and to note stop transfer restrictions on the share register and other records relating to the Shares.

         Section 3. Representations and Warranties of the Shareholders. Each Shareholder on its, his or her own behalf hereby severally represents and warrants to NEBO with respect to itself and its, his or her ownership of the Shares as follows:

         (a) Ownership of Shares. The Shareholder beneficially owns all of the Shares as set forth on Schedule I hereto and has good and marketable title to such Shares, free and clear of any claims, liens, encumbrances and security interests whatsoever. The Shareholder owns no Naviset common stock other than the Shares as set forth on Schedule I hereto. The Shareholder has sole voting power, without restrictions, with respect to all of the Shares.

         (b) Power, Binding Agreement. The Shareholder has the legal capacity and all requisite power and authority to enter into and perform all of its, his or her obligations, under this Agreement. This Agreement has been duly and validly executed and delivered by the Shareholder and constitutes a valid and binding obligation of the Shareholder, enforceable against the Shareholder in accordance with its terms.

         (c) No Conflicts. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, conflict with or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, any provision of any loan or credit agreement, note, bond, mortgage, indenture, lease, or other agreement, instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Shareholder, the Shares or any of the Shareholders properties or assets. Except as expressly contemplated hereby, the Shareholder is not a party to, and the Shares are not subject to or bound in any manner by, any contract or agreement relating to the Shares, including without limitation, any voting agreement, option agreement, purchase agreement, shareholders agreement, partnership agreement or voting trust.

         Section 4. Termination. This Agreement shall terminate upon the earlier to occur of (i) the Effective Time or (ii) any termination of the Share Exchange Agreement in accordance with the terms thereof; provided that no such termination shall relieve any party of liability for a willful breach hereof prior to termination.

         Section 5. Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

         Section 6. Fiduciary Duties. Each Shareholder is signing this Agreement solely in such Shareholders capacity as an owner of his, her or its respective Shares, and nothing herein shall prohibit, prevent or preclude such Shareholder from taking or not taking any action in his or her capacity as an officer or director of Naviset, to the extent permitted by the Share Exchange Agreement.

         Section 7. Consent and Waiver. Each Shareholder in its, his or her capacity as a shareholder of Naviset hereby gives any consents or waivers that are reasonably required for the consummation of the Share Exchange under the terms of any agreement to which such Shareholder is a party or pursuant to any rights such Shareholder may have in its, his or her capacity as a shareholder of Naviset.

         Section 8.    Miscellaneous.

         (a) Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between the parties with respect thereto. This Agreement may not be amended, modified or rescinded except by an instrument in writing signed by each of the parties hereto.

         (b) Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in a mutually acceptable manner in order that the terms of this Agreement remain as originally contemplated to the fullest extent possible.

         (c) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Utah without regard to the principles of conflicts of law thereof.

         (d) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

         (e) Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly delivered (i) three business days after being sent by registered or certified mail, return receipt requested, postage prepaid, or (ii) one business day after being sent for next business day delivery, fees prepaid, via a reputable nationwide or international overnight courier service, in each case to the intended recipient as set forth below:

                  (i) if to a Shareholder to the address set forth on the respective signature page of this Agreement;

                  (ii)     if to NEBO to:

                                            NEBO Products, Inc.
                                            12382 Gateway Parkplace #300
                                            Draper, Utah 84020
                                            Attn: Chief Executive Officer

         (f) No Third Party Beneficiaries. This Agreement is not intended, and shall not be deemed, to confer any rights or remedies upon any person other than the parties hereto and their respective successors and permitted assigns, to create any agreement of employment with any person or to otherwise create any third-party beneficiary hereto.

         (g) Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise by any of the parties hereto without the prior written consent of the other parties, and any such assignment without such prior written consent shall be null and void, except that NEBO may assign this Agreement to any direct or indirect wholly owned subsidiary of NEBO without such consent, provided that NEBO shall remain liable for all of its obligations under this Agreement. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns.

         (h) Interpretation. When reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement, unless otherwise indicated. The headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa. Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. Whenever the words include, includes or including are used in this Agreement, they shall be deemed to be followed by the words without limitation. No summary of this Agreement prepared by the parties shall affect in any way the meaning or interpretation of this Agreement.

         (i) WAIVER OF JURY TRIAL. NEBO AND EACH SHAREHOLDER HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF NEBO OR EACH SHAREHOLDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be signed individually or by its respective duly authorized officer as of the date first written above.

NEBO PRODUCTS, INC.

By:
   ------------------------------------------------------------

Name:
     ----------------------------------------------------------

 Title:
       --------------------------------------------------------

SHAREHOLDERS:

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                          Signature

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                             Name
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                           Address
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                           Address
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                          Signature

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                             Name

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                           Address

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                           Address


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                          Signature

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                             Name

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



                                   EXHIBIT B

                                VOTING AGREEMENT

         VOTING AGREEMENT, dated as August 21, 2002 (this "Agreement"), among the Shareholders of NEBO Products, Inc., a Utah corporation ("NEBO") listed on the signature page hereto (collectively, "Shareholders" and each individually, a "Shareholder"), NEBO Products, Inc. and Naviset Holdings Corp., a Utah corporation ("Naviset"). Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to them in the Share Exchange Agreement referred to below.

         WHEREAS, as of the date hereof, the Shareholders collectively own of record and beneficially NEBO common stock as set forth on Schedule I hereto (such shares, or any other voting or equity securities of NEBO hereafter acquired by any Shareholder prior to the termination of this Agreement, being referred to herein collectively as the "Shares");

         WHEREAS, immediately prior to the execution of this Agreement, Naviset and NEBO are entering into an Share Exchange Agreement, dated as of the date hereof (the "Share Exchange Agreement"), pursuant to which, upon the terms and subject to the conditions thereof, NEBO will acquire Naviset by exchanging shares of NEBO common stock for all of the issued and outstanding shares of Naviset common stock and Naviset will become a wholly owned subsidiary of NEBO (the "Share Exchange"); and

         WHEREAS, as a condition to the willingness of NEBO to enter into the Share Exchange Agreement, NEBO has required that the Shareholders agree, and in order to induce NEBO to enter into the Share Exchange Agreement, the Shareholders are willing, to enter into this Agreement.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereby agree, severally and not jointly, as follows:

         Section 1.    Voting of Shares.

         (a) Each Shareholder covenants and agrees that until the termination of this Agreement in accordance with the terms hereof, at the NEBO Meeting or any other meeting of the shareholders of NEBO, however called, and in any action by written consent of NEBO, such Shareholder will vote, or cause to be voted, all of his, her or its respective Shares (a) in favor of the approval of the Share Exchange Proposal and (b) in favor of any matter that could reasonably be expected to facilitate the Share Exchange and against any matter that is inconsistent with the consummation of the Share Exchange and the other transactions contemplated by the Share Exchange Agreement (including, without limitation, against any other Acquisition Proposal).

         (b) Each Shareholder hereby irrevocably grants to, and appoints, Naviset, and any individual designated in writing by it, and each of them individually, as its proxy and attorney-in-fact (with full power of substitution), for and in its name, place and stead, to vote his, her or its Shares at any meeting of the shareholders of NEBO called with respect to any of the matters specified in, and in accordance and consistent with this Section 1. Each Shareholder understands and acknowledges that Naviset is entering into the Share Exchange Agreement in reliance upon the Shareholder's execution and delivery of this Agreement. Each Shareholder hereby affirms that the irrevocable proxy set forth in this Section 1(b) is given in connection with the execution of the Share Exchange Agreement, and that such irrevocable proxy is given to secure the performance of the duties of such Shareholder under this Agreement. Except as otherwise provided for herein, each Shareholder hereby (i) affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked, (ii) ratifies and confirms all that the proxies appointed hereunder may lawfully do or cause to be done by virtue hereof and
(iii) affirms that such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of applicable law. Notwithstanding any other provisions of this Agreement, the irrevocable proxy granted hereunder shall automatically terminate upon the termination of this Agreement.

         Section 2.    Transfer of Shares.

         (a) Each Shareholder covenants and agrees that such Shareholder will not directly or indirectly (i) sell, assign, transfer (including by merger, testamentary disposition, interspousal disposition pursuant to a domestic relations proceeding or otherwise by operation of law), pledge, encumber or otherwise dispose of any of the Shares, (ii) deposit any of the Shares into a voting trust or enter into a voting agreement or arrangement with respect to the Shares or grant any proxy or power of attorney with respect thereto which is inconsistent with this Agreement or (iii) enter into any contract, option, short sale, equity swap, hedge or other arrangement or undertaking with respect to the direct or indirect actual or potential sale, assignment, transfer (including by merger, testamentary disposition, interspousal disposition pursuant to a domestic relations proceeding or otherwise by operation of law) or other disposition of any Shares.

         (b) Each Shareholder agrees to submit to Naviset contemporaneously with or promptly following execution of this Agreement all certificates representing the Shares so that NEBO may place thereon a conspicuous legend referring to the transfer restrictions set forth in this Agreement and NEBO shall cause its transfer agent to decline to transfer and to note stop transfer restrictions on the share register and other records relating to the Shares.

         Section 3. Representations and Warranties of the Shareholders. Each Shareholder on its, his or her own behalf hereby severally represents and warrants to Naviset with respect to itself and its, his or her ownership of the Shares as follows:

         (a) Ownership of Shares. The Shareholder beneficially owns all of the Shares as set forth on Schedule I hereto and has good and marketable title to such Shares, free and clear of any claims, liens, encumbrances and security interests whatsoever. The Shareholder owns no NEBO common stock other than the Shares as set forth on Schedule I hereto. The Shareholder has sole voting power, without restrictions, with respect to all of the Shares.

         (b) Power, Binding Agreement. The Shareholder has the legal capacity and all requisite power and authority to enter into and perform all of its, his or her obligations, under this Agreement. This Agreement has been duly and validly executed and delivered by the Shareholder and constitutes a valid and binding obligation of the Shareholder, enforceable against the Shareholder in accordance with its terms.

         (c) No Conflicts. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, conflict with or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, any provision of any loan or credit agreement, note, bond, mortgage, indenture, lease, or other agreement, instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Shareholder, the Shares or any of the Shareholders properties or assets. Except as expressly contemplated hereby, the Shareholder is not a party to, and the Shares are not subject to or bound in any manner by, any contract or agreement relating to the Shares, including without limitation, any voting agreement, option agreement, purchase agreement, shareholders agreement, partnership agreement or voting trust.

         Section 4. Termination. This Agreement shall terminate upon the earlier to occur of (i) the Effective Time or (ii) any termination of the Share Exchange Agreement in accordance with the terms thereof; provided that no such termination shall relieve any party of liability for a willful breach hereof prior to termination.

         Section 5. Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

         Section 6. Fiduciary Duties. Each Shareholder is signing this Agreement solely in such Shareholders capacity as an owner of his, her or its respective Shares, and nothing herein shall prohibit, prevent or preclude such Shareholder from taking or not taking any action in his or her capacity as an officer or director of Naviset, to the extent permitted by the Share Exchange Agreement.

         Section 7. Consent and Waiver. Each Shareholder in its, his or her capacity as a shareholder of NEBO hereby gives any consents or waivers that are reasonably required for the consummation of the Share Exchange under the terms of any agreement to which such Shareholder is a party or pursuant to any rights such Shareholder may have in its, his or her capacity as a shareholder of Naviset.

         Section 8.    Miscellaneous.

         (a) Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between the parties with respect thereto. This Agreement may not be amended, modified or rescinded except by an instrument in writing signed by each of the parties hereto.

         (b) Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in a mutually acceptable manner in order that the terms of this Agreement remain as originally contemplated to the fullest extent possible.

         (c) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Utah without regard to the principles of conflicts of law thereof.

         (d) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

         (e) Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly delivered (i) three business days after being sent by registered or certified mail, return receipt requested, postage prepaid, or (ii) one business day after being sent for next business day delivery, fees prepaid, via a reputable nationwide or international overnight courier service, in each case to the intended recipient as set forth below:

                  (i) if to a Shareholder to the address set forth on the respective signature page of this Agreement;

                  (ii)     if to NEBO to:

                                            NEBO Products, Inc.
                                            12382 Gateway Parkplace #300
                                            Draper, Utah 84020
                                            Attn: Chief Executive Officer

         (f) No Third Party Beneficiaries. This Agreement is not intended, and shall not be deemed, to confer any rights or remedies upon any person other than the parties hereto and their respective successors and permitted assigns, to create any agreement of employment with any person or to otherwise create any third-party beneficiary hereto.

         (g) Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise by any of the parties hereto without the prior written consent of the other parties, and any such assignment without such prior written consent shall be null and void, except that NEBO may assign this Agreement to any direct or indirect wholly owned subsidiary of NEBO without such consent, provided that NEBO shall remain liable for all of its obligations under this Agreement. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns.

         (h) Interpretation. When reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement, unless otherwise indicated. The headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa. Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. Whenever the words include, includes or including are used in this Agreement, they shall be deemed to be followed by the words without limitation. No summary of this Agreement prepared by the parties shall affect in any way the meaning or interpretation of this Agreement.

         (i) WAIVER OF JURY TRIAL. NEBO AND EACH SHAREHOLDER HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF NEBO OR EACH SHAREHOLDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be signed individually or by its respective duly authorized officer as of the date first written above.

NAVISET HOLDINGS CORP.

By:
   ------------------------------------------------------------

Name:
     ----------------------------------------------------------

Title:
      ---------------------------------------------------------

SHAREHOLDERS:

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                          Signature

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                             Name
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                           Address
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                           Address
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                          Signature

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                             Name

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                           Address

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                           Address


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                             Name

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                           Address

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                           Address

                                   EXHIBIT C




                               AFFILIATE AGREEMENT

THIS AFFILIATE AGREEMENT (this Agreement) is made and entered into as of August 21, 2002, by and among Naviset Holdings, Inc., a Utah corporation (Naviset), NEBO Products, Inc., a Utah corporation (NEBO), and the undersigned stockholder who may be deemed an affiliate (Affiliate) of NEBO as a result of a proposed share exchange whereby Naviset will become a wholly owned subsidiary of NEBO. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Share Exchange Agreement (as defined below).

                                    RECITALS

         A. NEBO and Naviset have entered into a Share Exchange Agreement dated August 21, 2002 (the Share Exchange Agreement) which provides for the acquisition of Naviset's common stock in exchange for shares of NEBO common stock (the Share Exchange);

         B. If the Share Exchange is consummated, Affiliate has been advised that Affiliate may be deemed to be an affiliate of NEBO, as the term affiliate is used for purposes of Rule 145 (Rule 145) of the rules and regulations promulgated under the Securities Act of 1933, as amended (the Securities Act) by the Securities and Exchange Commission (the SEC); and

         C. The execution and delivery of this Agreement by Affiliate is a material inducement to Naviset and NEBO to enter into the Share Exchange Agreement.

NOW, THEREFORE, intending to be legally bound, the parties hereto agree as follows:

         1. Acknowledgments by Affiliate. Affiliate acknowledges and understands that the representations, warranties and covenants by Affiliate set forth herein shall be relied upon by Naviset, NEBO and their respective affiliates and counsel, and that substantial losses and damages may be incurred by these persons if Affiliates representations, warranties or covenants are breached. Affiliate has carefully read this Agreement and has discussed the requirements of this Agreement with Affiliates professional advisors, who are qualified to advise Affiliate with regard to such matters.

         2. Beneficial Ownership of NEBO Capital Stock. The Affiliate is the sole record and beneficial owner of the number of shares of Naviset common stock set forth below its name on the signature page hereto (the Shares). The Shares are not subject to any claim, lien, pledge, charge, security interest or other encumbrance or to any right of first refusal of any kind. There are no options, warrants, calls, rights, commitments or agreements of any character, written or oral, to which Affiliate is party or by which it is bound obligating Affiliate to issue, deliver, sell, repurchase or redeem, or cause to be issued, delivered, sold, repurchased or redeemed, any Shares or obligating Affiliate to grant or enter into any such option, warrant, call, right, commitment or agreement. The Shares constitute all shares of Naviset common stock owned, beneficially or of record, by the Affiliate. The Shares are not subject to preemptive rights created by any agreement to which Affiliate is party. Affiliate has not engaged in any sale or other transfer of the Shares in contemplation of the Share Exchange.

         3.    Compliance with Rule 145 and the Securities Act.

                  (a) Affiliate has been advised that (i) the issuance of NEBO common stock in connection with the Share Exchange is expected to be effected pursuant to an exemption from registration under the Securities Act of 1933, as amended (the Securities Act), and the resale of such shares shall be subject to restrictions set forth in Rule 144 and or Rule 145 under the Securities Act, and
(ii) Affiliate may be deemed to be an affiliate of NEBO as defined by paragraphs
(c) and (d) of Rule 145. Affiliate accordingly agrees not to sell, transfer or otherwise dispose of any NEBO common stock issued to Affiliate in the Share Exchange unless (i) such sale, transfer or other disposition is made in conformity with the requirements of Rule 145(d)(1) or Rule 144(h) of the rules and regulations promulgated under the Securities Act, as applicable, or (ii) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Securities Act or an appropriate exemption from registration, or (iii) Affiliate delivers to NEBO a written opinion of counsel, reasonably acceptable to NEBO in form and substance, that such sale, transfer or other disposition is otherwise exempt from registration under the Securities Act.
                  (b) NEBO shall give stop transfer instructions to its transfer agent with respect to any NEBO shares of common stock received by Affiliate pursuant to the Share Exchange and there shall be placed on the certificates representing such NEBO common stock, or any substitutions therefor, a legend stating in substance:

THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED IN A TRANSACTION TO WHICH RULE 145 UNDER THE SECURITIES ACT APPLIES AND MAY ONLY BE TRANSFERRED IN CONFORMITY WITH RULE 145(d)(1) OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR IN ACCORDANCE WITH A WRITTEN OPINION OF COUNSEL, REASONABLY ACCEPTABLE TO THE ISSUER IN FORM AND SUBSTANCE, THAT SUCH TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

The legend set forth above shall be removed (by delivery of a substitute certificate without such legend) and NEBO shall so instruct its transfer agent, if Affiliate delivers to NEBO (i) written evidence satisfactory to NEBO that the shares have been sold in compliance with Rule 145(d)(1) or Rule 144 (in which case a new certificate shall be issued in the name of the transferee), or (ii) an opinion of counsel, in form and substance reasonably satisfactory to NEBO, to the effect that public sale of the shares by the holder thereof is no longer subject to Rule 145 or Rule 144.

                  (c) Affiliate understands that unless a sale or transfer is made in conformity with the provisions of Rule 145 or 144, or pursuant to a registration statement, NEBO reserves the right to put the following legend on the certificates issued to his transferee:

THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ACQUIRED FROM A PERSON WHO RECEIVED SUCH SHARES IN A TRANSACTION TO WHICH RULE 145 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT) APPLIES. THE SHARES HAVE BEEN ACQUIRED BY THE HOLDER NOT WITH A VIEW TO, OR FOR RESALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF WITHIN THE MEANING OF THE SECURITIES ACT AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR IN ACCORDANCE WITH A WRITTEN OPINION OF COUNSEL, REASONABLY ACCEPTABLE TO THE ISSUER IN FORM AND SUBSTANCE, THAT SUCH SALE, PLEDGE OR TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT.

         4. Termination. This Agreement shall automatically terminate and shall be of no further force and effect in the event of the termination of the Share Exchange Agreement.

         5.       Miscellaneous.

                  (a) Waiver; Severability. No waiver by any party hereto of any condition or of any breach of any provision of this Agreement shall be effective unless in writing and signed by each party hereto. In the event that any provision of this Agreement, or the application of any such provision to any person, entity or set of circumstances, shall be determined to be invalid, unlawful, void or unenforceable to any extent, the remainder of this Agreement, and the application of such provision to persons, entities or circumstances other than those as to which it is determined to be invalid, unlawful, void or unenforceable, shall not be impaired or otherwise affected and shall continue to be valid and enforceable to the fullest extent permitted by law.

                  (b) Full Power and Authority; Binding Effect and Assignment. Affiliate has full power and authority to make, enter into and carry out the terms of this Agreement. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either of the parties without prior written consent of the other party hereto.

                  (c) Amendments and Modification. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

                  (d) Injunctive Relief. Each of the parties acknowledge that
(i) the covenants and the restrictions contained in this Agreement are necessary, fundamental, and required for the protection of Naviset and NEBO;
(ii) such covenants relate to matters which are of a special, unique, and extraordinary character that gives each of such covenants a special, unique, and extraordinary value; and (iii) a breach of any such covenants or any other provision of this Agreement shall result in irreparable harm and damages to Naviset and NEBO which cannot be adequately compensated by a monetary award. Accordingly, it is expressly agreed that in addition to all other remedies available at law or in equity, Naviset and NEBO shall be entitled to the immediate remedy of a temporary restraining order, preliminary injunction, or such other form of injunctive or equitable relief as may be used by any court of competent jurisdiction to restrain or enjoin any of the parties hereto from breaching any such covenant or provision or to specifically enforce the provisions hereof.

                   (e) Governing Law. This Agreement shall be governed by and construed, interpreted and enforced in accordance with the internal laws of the State of Utah without giving effect to any choice or conflict of law provision or rule (whether of the State of Utah or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Utah.

                   (f) Entire Agreement. This Agreement sets forth the entire understanding of Affiliate, NEBO and Naviset relating to the subject matter hereof and supersedes all prior agreements and understandings among the parties relating to the subject matter hereof.

                  (g) Further Assurances. Affiliate shall execute and/or cause to be delivered to Naviset and NEBO such instruments and other documents and shall take such other actions as Naviset or NEBO may reasonably request to effectuate the intent and purposes of this Agreement.

                  (h) Third Party Reliance. Counsel to NEBO shall be entitled to rely upon this Affiliate Agreement.

                  (i) Survival. The representations, warranties, covenants and other provisions contained in this Agreement shall survive the Share Exchange.

                  (j) Notices. All notices and other communications pursuant to this Agreement shall be in writing and deemed to be sufficient if contained in a written instrument and shall be deemed given if delivered personally, telecopied, sent by nationally-recognized overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following address (or at such other address for a party as shall be specified by like notice):

 If to Naviset:              Naviset Holdings, Inc.
                             7665 South 700 West
                             Salt Lake City, Utah 84047
                             Attention:   Lance Heaton
                             Facsimile:   (801) 208-5051

If to NEBO:                  NEBO Products, Inc.
                             12382 Gateway Parkplace #300
                             Draper, Utah 84020
                             Attention:   Mont Warren
                             Facsimile:   (801) 495-2151

If to Affiliate:             To the address for notice set forth on the
                             signature page hereof.

                   (k) Counterparts. This Agreement shall be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

                  [Remainder of page intentionally left blank.]

         IN WITNESS WHEREOF, the parties have caused this Affiliate Agreement to be duly executed on the day and year first above written.


NAVISET HOLDINGS, INC.


By:
   --------------------------------------------------
Its:
     ------------------------------------------------

NEBO PRODUCTS, INC.


By:
   --------------------------------------------------
Its:
     ------------------------------------------------

AFFILIATE:


-----------------------------------------------------
[NAME]

-----------------------------------------------------
[SIGNATURE]

-----------------------------------------------------
[ADDRESS]

-----------------------------------------------------
[ADDRESS]

-----------------------------------------------------
Facsimile

                                      PROXY

                               NEBO Products, Inc.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Scott Holmes as Proxy, with full power of substitution, and hereby authorizes him to represent and vote, as designated below, all shares of Common Stock of the Company held of record by the undersigned on August 23, 2002, at the Special Meeting of Shareholders to be held at the Parry's Lodge, 89 East Center Street, Kanab, Utah 84741, at 10:00 o'clock a.m., local time, or at any adjournment thereof.

1. To consider and vote on a proposal to adopt the share exchange agreement dated August 21, 2002, between NEBO Products, Inc., and Naviset Holdings Corp.

          FOR                AGAINST                 ABSTAIN
          /  /                /  /                    /  /

2. To grant NEBO management the discretionary authority to adjourn or postpone the special meeting in order to enable the NEBO board of directors to solicit additional proxies if there are not sufficient votes at the originally scheduled time of the special meeting to adopt the share exchange agreement.

          FOR                AGAINST                 ABSTAIN
          /  /                /  /                    /  /

3. To approve an amendment to the company's articles of incorporation changing the corporate name to Naviset Holdings, Corp.

          FOR                AGAINST                 ABSTAIN
          /  /                /  /                    /  /

4. To approve a stock option plan to grant options replacing the Naviset options assumed as part of the share exchange; and

          FOR                AGAINST                 ABSTAIN
          /  /                /  /                    /  /


5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournment.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, and 3.

                      DATE:
                           ------------------------------------------


                           ------------------------------------------
                              Signature

                           ------------------------------------------
                              Signature of joint holder, if any

PLEASE SIGN EXACTLY AS THE SHARES ARE ISSUED. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.



PLEASE  DATE,  SIGN AND  RETURN  THIS  PROXY CARD  PROMPTLY  USING THE  ENCLOSED
ENVELOPE

                                      PROXY

                             Naviset Holdings Corp.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Lance Heaton as Proxy, with full power of substitution, and hereby authorizes him to represent and vote, as designated below, all shares of Common Stock of the Company held of record by the undersigned on August 23, 2002, at the Special Meeting of Shareholders to be held at the Parry's Lodge, 89 East Center Street, Kanab, Utah 84741, at 10:00 o'clock a.m., local time, or at any adjournment thereof.

1. To consider and vote on a proposal to adopt the share exchange agreement dated August 21, 2002, between NEBO Products, Inc., and Naviset Holdings Corp.

          FOR                AGAINST                 ABSTAIN
          /  /                /  /                    /  /

2. To grant NEBO management the discretionary authority to adjourn or postpone the special meeting in order to enable the NEBO board of directors to solicit additional proxies if there are not sufficient votes at the originally scheduled time of the special meeting to adopt the share exchange agreement.

          FOR                AGAINST                 ABSTAIN
          /  /                /  /                    /  /

3. To approve an amendment to the company's articles of incorporation changing the corporate name to Naviset Holdings, Corp.

          FOR                AGAINST                 ABSTAIN
          /  /                /  /                    /  /

4. To approve a stock option plan to grant options replacing the Naviset options assumed as part of the share exchange; and

          FOR                AGAINST                 ABSTAIN
          /  /                /  /                    /  /

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournment.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, and 3.

                      DATE:
                           ------------------------------------------


                           ------------------------------------------
                              Signature

                           ------------------------------------------
                              Signature of joint holder, if any


PLEASE SIGN EXACTLY AS THE SHARES ARE ISSUED. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

PLEASE  DATE,  SIGN AND  RETURN  THIS  PROXY CARD  PROMPTLY  USING THE  ENCLOSED
ENVELOPE